MAY 31, 2002

ANNUAL REPORT

INVESCO COMBINATION STOCK & BOND FUNDS, INC.

BALANCED FUND

CORE EQUITY FUND
(FORMERLY EQUITY INCOME FUND)

TOTAL RETURN FUND

"RATHER THAN GET CAUGHT UP IN EVERY PIECE OF NEWS, WE'VE SIMPLY STUCK BY OUR BOTTOM-UP APPROACH, LOOKING FOR CLEAN COMPANIES -- IN OTHER WORDS, COMPANIES WITH STRONG BALANCE SHEETS."
SEE PAGE 12

[INVESCO ICON]  INVESCO(R)

FELLOW SHAREHOLDER:

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

VOLATILE MARKETS DEMAND PRUDENCE AND DISCIPLINE

Another year has passed, and I wish the market environment provided better news for this report. Once again, the stock market's poor showing has proven the value of diversification and adherence to a prudent financial plan. By maintaining "ballast" in your portfolio -- exposure to more conservative investments, such as bonds and value stocks -- you likely fared better than you would have had you attempted to time the market's recovery by investing exclusively in growth-oriented vehicles.

Although it's never satisfying when your equity investments have declined two years in a row, it's less painful when you outperform the stock market, as all three of our combination funds have done during the past fiscal year. The relative performance exhibited by these funds stems from each fund's diversification across different asset classes and market segments within their equity and fixed-income allocations.

During the past fiscal year, for example, INVESCO CORE EQUITY FUND, formerly INVESCO Equity Income Fund, which has the largest weighting in stocks of our three combination funds, outperformed the broader stock market, as measured by the performance of the S&P 500 Index.*

The fact that INVESCO CORE EQUITY FUND outperformed the broader market confirms that, while the fund's name has changed, its objective has not: Portfolio Managers Charlie Mayer and Jeff Morris are striving to provide investors with consistent long-term returns while insulating them from dramatic market swings. To this end, Charlie and Jeff invest the majority of the fund's assets in dividend-paying common stocks, complemented by a small allocation of corporate investment-grade bonds. And despite its name change, INVESCO CORE EQUITY FUND continues to reflect the "blended" approach -- mixing both growth and value stocks -- that has been the hallmark of the fund since its inception.

Of course, if you have questions about the fund's name change, or about any of INVESCO's combination funds, please consult your financial advisor or contact us at 1-800-525-8085. In the meantime, I encourage you to read through the rest of this report and consider the potential advantages that each fund has to offer.

Sincerely,

/s/ Mark H. Williamson
----------------------
Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

"DURING THE PERIOD, WE INCREASED THE NUMBER OF STOCKS TO FURTHER DIVERSIFY THE PORTFOLIO AND TAKE ADVANTAGE OF CERTAIN SECTORS' GROWTH PROSPECTUS - WITHOUT SHOULDERING UNDUE RISK."

--PAGE 5

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN.............................1
FUND REPORTS.........................................3
AN INTERVIEW WITH CHARLIE MAYER.....................12
MARKET HEADLINES....................................14
INVESTMENT HOLDINGS.................................16
FINANCIAL STATEMENTS................................31
NOTES TO FINANCIAL STATEMENTS.......................40
FINANCIAL HIGHLIGHTS................................47
OTHER INFORMATION...................................59

                                                INVESCO COMBINATION STOCK & BOND FUNDS, INC.
                                                                TOTAL RETURN
                                                           PERIODS ENDED 5/31/02*



                                                                                                       Manager's
                                                Cumulative                            10 years+ or        Report
Fund (Inception)                                 6 Months     1 year   5 years+     Since Inception^      Page #
----------------------------------------------------------------------------------------------------------------
BALANCED FUND - CLASS A (4/02) with sales load      N/A         N/A      N/A            (9.45%)^            3
BALANCED FUND - CLASS B (4/02) with CDSC            N/A         N/A      N/A            (9.28%)^            3
BALANCED FUND - CLASS C (2/00) with CDSC          (5.82%)     (14.08%)   N/A            (7.88%)^+           3
BALANCED FUND - CLASS K (12/00)                   (4.51%)     (12.55%)   N/A           (13.33%)^+           3
BALANCED FUND -  INSTITUTIONAL CLASS (7/00)       (4.26%)     (12.20%)   N/A            (9.85%)^+           3
BALANCED FUND - INVESTOR CLASS (12/93)            (4.41%)     (12.37%)  4.94%           10.43%^+            3
CORE EQUITY FUND - CLASS A(4/02) with sales load    N/A         N/A      N/A           (10.87%)^            6
CORE EQUITY FUND - CLASS B(4/02) with CDSC          N/A         N/A      N/A           (10.83%)^            6
CORE EQUITY FUND - CLASS C(2/00) with CDSC        (2.54%)     (14.17%)   N/A            (3.81%)^+           6
CORE EQUITY FUND - CLASS K(12/00)                 (1.09%)     (12.91%)   N/A           (11.32%)^+           6
CORE EQUITY FUND - INVESTOR CLASS(2/60)           (1.13%)     (12.42%)  5.49%            9.55%              6
TOTAL RETURN FUND - CLASS A(4/02) with sales load   N/A         N/A      N/A            (8.93%)^            9
TOTAL RETURN FUND - CLASS B(4/02) with CDSC         N/A         N/A      N/A            (8.76%)^            9
TOTAL RETURN FUND - CLASS C(2/00) with CDSC       (2.99%)     (7.44%)    N/A            (1.80%)^+           9
TOTAL RETURN FUND - INVESTOR CLASS (9/87)         (1.45%)     (5.13%)   3.47%            8.83%              9

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S INVESTOR CLASS, INSTITUTIONAL CLASS, CLASS A, CLASS B, CLASS C, AND CLASS K SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND EXPENSES. INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS.

+ AVERAGE ANNUALIZED

^ FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

BALANCED FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The one-year period ended May 31, 2002, was a challenging one, offering few places of refuge for investors. A summer of weak corporate earnings gave way to the devastation of September 11, which precipitated a brief recession and sent markets to new lows. And, while fourth quarter 2001 experienced a marked improvement -- thanks to increasingly positive economic forecasts and the United States' success in Afghanistan -- negative headlines began to surface again in early 2002. By the end of the period, the collapse of energy-trader Enron Corp (not a fund holding) had touched off alarms across corporate America, causing investor confidence to drop dramatically. Adding to the unfavorable environment were eruptions of violence in the Middle East and tensions between nuclear rivals India and Pakistan.

--------------------------------------------------------------------------------
                                BALANCED FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 5/31/02
--------------------------------------------------------------------------------

JP Morgan Chase & Co................1.99%
Citigroup Inc.......................1.84%
Exxon Mobil.........................1.71%
Wells Fargo & Co....................1.70%
3M Co...............................1.49%
Wyeth...............................1.48%
United Technologies.................1.47%
Alcoa Inc...........................1.44%
Goldman Sachs Group.................1.34%
SPX Corp............................1.34%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH:  INVESCO BALANCED FUND - INSTITUTIONAL CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Institutional Class to the value of a $10,000 investment in the S&P 500 Index(2) and Lehman Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (7/00) through 5/31/02.

      INVESCO BALANCED FUND-                                LEHMAN GOVERNMENT/
      INSTITUTIONAL CLASS           S&P 500 INDEX(2)        CREDIT BOND INDEX(2)

7/00  $10,000                       $10,000                 $10,000
5/01  $9,341                        $8,730                  $11,060
5/02  $8,202                        $7,522                  $11,928

The fund could not help but feel the effects of these events, which were particularly harmful to the large-cap growth stocks we favor. During the 12-month period ended May 31, 2002, the fund's Investor Class shares declined 12.37%. In comparison, the S&P 500 Index declined by 13.84% and the more defensive Lehman Government/Credit Bond Index managed a gain of 7.85% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

TECH FALTERS, CONSUMER STAPLES ADVANCE

One of the hardest-hit areas of the market was technology, a cyclical sector that suffered from an inventory overhang, a lack of corporate spending, and investors' wariness throughout the year. Given these conditions -- and because it was so difficult to gauge the technology sector's prospects for improvement -- we opted to cut back the fund's exposure to tech stocks, trimming an already underweight position relative to the S&P 500 Index from approximately 8.5% at the start of the fiscal year to about 5.9% at the end of May. This decision benefited the fund, which was less vulnerable to the tech sector's decline as a result.

Nonetheless,  we did see  some of our  technology  holdings  hinder  performance
during  the  period.   For  example,   Nokia  Corp,  the  Finnish  mobile  phone
manufacturer, was one of our weakest performers for the year.

The telecom sector's slump had a negative impact on some of the fund's stocks as well. For example, although we sold Qwest Communications International from the portfolio in 2002, it nevertheless weighed on performance throughout much of the fiscal year. The company's fundamentals simply deteriorated in the face of weak demand, and, while Qwest remains a potential acquisition target, we decided to sell the stock rather than risk suffering any additional losses.

On the positive side, while the fund was underweighted in the consumer staples sector, we saw many of these companies post solid annual returns. In fact, consumer staples issues were one of only two areas in the S&P 500 Index (basic materials was the other) to finish the period in positive territory. An especially strong performer for the fund was Gillette Co, which gained more than 20% for the year. A turnaround-story stock, Gillette showed steadfast signs of improving its business.

Other key contributors included industrial conglomerate SPX Corp and casino operator Harrah's Entertainment. With a wide range of businesses insulating it to a certain extent from the market's turbulence, SPX saw its earnings exceed expectations a number of times during the year and Harrah's benefited from a steady increase in casino traffic beginning last fall.

FIXED-INCOME PORTFOLIO DERAILED BY WEAK TELECOM BONDS

Over the course of the past year, we increased our stake in fixed-income securities by a slim margin to help offset risk on the equity side. This strategy proved to be a sound one, as the Treasury market fared relatively well, given its defensive posture in an uncertain market.

However, a handful of bonds from the telecommunications sector undermined our success with Treasuries, resulting in disappointing fixed-income performance overall. Unfortunately, after purchasing some telecom bonds at investment-grade prices, we saw them fall off sharply in the face of subsequent downgrades.

LINE GRAPH:  INVESCO BALANCED FUND - INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(2) and Lehman Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/93) through 5/31/02.

      INVESCO BALANCED FUND                                 LEHMAN GOVERNMENT/
      - INVESTOR CLASS              S&P 500 INDEX(2)        CREDIT BOND INDEX(2)

12/93 $10,000                       $10,000                 $10,000
5/94  $10,262                       $10,024                 $9,631
5/95  $11,929                       $12,045                 $10,749
5/96  $15,854                       $15,467                 $11,190
5/97  $18,264                       $20,020                 $12,074
5/98  $22,381                       $26,158                 $13,460
5/99  $25,618                       $31,660                 $14,006
5/00  $27,530                       $34,974                 $14,274
5/01  $26,525                       $31,284                 $16,110
5/02  $23,244                       $26,955                 $17,374

LINE GRAPH:  INVESCO BALANCED FUND - CLASS A GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Class A to the value of a $10,000 investment in the S&P 500 Index and Lehman Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Balanced Fund - Class A inclusion of front-end sales charge, for the period since inception (3/02) through 5/31/02.

                                                            LEHMAN GOVERNMENT/
      INVESCO BALANCED FUND - CLASS A      S&P 500 INDEX    CREDIT BOND INDEX(2)

3/02  $10,000                              $10,000          $10,000
5/02  $9,581                               $9,325           $10,288

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, AND THE LEHMAN GOVERNMENT/ CREDIT BOND INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE LONG-TERM FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF PETER M. LOVELL OMITTED]

PETER M. LOVELL
BALANCED FUND (EQUITY)

VICE PRESIDENT PETER M. LOVELL IS LEAD MANAGER OF THE EQUITY PORTION OF THE FUND. PETE EARNED HIS BA DEGREE AT COLORADO STATE UNIVERSITY AND HIS MBA FROM REGIS UNIVERSITY. HE BEGAN HIS INVESTMENT CAREER IN 1992, AND HAS MANAGED THIS FUND SINCE 1998.

[PHOTOGRAPH OF CHARLES P. MAYER OMITTED]

CHARLES P. MAYER
BALANCED FUND (EQUITY)

SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE AND FIXED-INCOME INVESTMENTS CHARLES
P. MAYER CO-MANAGES THE EQUITY SIDE OF THE FUND. AN INDUSTRY VETERAN WITH MORE THAN 30 YEARS OF PROFESSIONAL EXPERIENCE, CHARLIE EARNED AN MBA FROM ST. JOHN'S UNIVERSITY AND A BA FROM ST. PETER'S COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1969.

DIVERSIFICATION A TOP PRIORITY

During the period, we increased the number of stocks to further diversify the portfolio and take advantage of certain sectors' growth prospects -- without shouldering undue risk. Specifically, we focused on those sectors, such as industrials and financials, that we believe will lead the market once the economic recovery takes hold. At the same time, we are maintaining a weighting above 30% in fixed-income securities, seeking corporate bond opportunities over Treasuries at this time in light of the expectation that the U.S. deficit will rise.

Overall, we remain convinced that the economy is growing stronger, though the market has yet to reflect this shift. Investors continue to be skittish -- and their swings in sentiment will likely keep conditions volatile until corporate earnings and forecasts become more favorable.

LINE GRAPH:  INVESCO BALANCED FUND - CLASS B GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(2) and Lehman Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Balanced Fund - Class B inclusion of contingent deferred sales charge, for the period since inception (4/02) through 5/31/02.

                                                            LEHMAN GOVERNMENT/
      INVESCO BALANCED FUND - CLASS B     S&P 500 INDEX(2)  CREDIT BOND INDEX(2)

4/02  $10,000                             $10,000           $10,000
5/02  $9,072                              $9,325            $10,288

LINE GRAPH:  INVESCO BALANCED FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(2) and Lehman Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Balanced Fund - Class C inclusion of contingent deferred sales charge, for the period since inception (2/00) through 5/31/02.

                                                            LEHMAN GOVERNMENT/
      INVESCO BALANCED FUND - CLASS C    S&P 500 INDEX(2)   CREDIT BOND INDEX(2)

2/00  $10,000                            $10,000            $10,000
5/00  $9,954                             $10,429            $10,086
5/01  $9,530                             $9,329             $11,383
5/02  $8,284                             $8,038             $12,277


LINE GRAPH:  INVESCO BALANCED FUND - CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(2) and Lehman Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 5/31/02.

                                                            LEHMAN GOVERNMENT/
      INVESCO BALANCED FUND - CLASS K    S&P 500 INDEX(2)   CREDIT BOND INDEX(2)

12/00 $10,000                            $10,000            $10,000
5/01  $9,275                             $9,563             $10,301
5/02  $8,111                             $8,239             $11,110

PIE CHART:  BALANCED FUND
            SECTOR BREAKDOWN
            AS OF 5/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            U.S. Government.....................23.31%
            Financials..........................16.13%
            Consumer Discretionary..............11.08%
            Industrials..........................8.38%
            Utilities............................7.16%
            Health Care..........................6.51%
            Information Technology...............5.90%
            Energy...............................4.57%
            Telecommunication Services...........4.00%
            Consumer Staples.....................3.43%
            Materials............................3.21%
            Net Cash & Cash Equivalents..........6.32%

FUND MANAGEMENT

[PHOTOGRAPH OF RICHARD R. HINDERLIE OMITTED]

RICHARD R. HINDERLIE
TOTAL RETURN FUND
(FIXED-INCOME)

VICE PRESIDENT DICK HINDERLIE SERVES AS CO-PORTFOLIO MANAGER OF THE FUND, CONCENTRATING ON FIXED-INCOME SECURITIES. A FIXED-INCOME MANAGER SINCE 1973, DICK HAS EXTENSIVE EXPERIENCE WITH MORTGAGE-BACKED SECURITIES, U.S. TREASURY, AND MONEY MARKET INVESTMENT-GRADE SECURITIES. HE RECEIVED HIS BA IN ECONOMICS FROM PACIFIC LUTHERAN UNIVERSITY AND HIS MBA FROM ARIZONA STATE UNIVERSITY.

CORE EQUITY FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

In reviewing the one-year period ended May 31, 2002, three different phases -- based on the events that shaped the fiscal year -- emerge: the time pre-September 11, the time from September 11 through the end of 2001, and the first five months of 2002. Each of these periods was challenging in its own way, and together they comprised one of the toughest years for the market in recent memory.

The summer months that preceded 9/11 were choppy, marked by signs of an economic bottoming process and declining corporate profits. Then, just as it seemed we might be working our way out of the downturn, the terrorist attacks devastated the U.S., sending the economy into an official recession. In response, the Federal Reserve lowered interest rates further, helping to bolster consumer confidence, and our subsequent success in Afghanistan also improved matters. In fact, the markets rallied sharply in the final quarter of 2001, and expectations were initially high for a sustained recovery in early 2002.

Unfortunately, the market environment grew unfavorable once again, in spite of increasingly compelling evidence of an economic rebound. Fallout from the collapse of Enron Corp (not a fund holding during the 12 months ended 5/31/02) and a litany of other major corporations caught up in accounting issues undermined investor confidence, as did increased tensions in the Middle East and renewed concerns of domestic terrorism.

In such a volatile environment, the value of Core Equity Fund-Investor Class shares declined 12.42% for the 12-month period ended May 31, 2002. This return outperformed the fund's benchmark, the S&P 500 Index, which dropped 13.84% over the same period. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

CONSUMER STAPLES AND BASIC MATERIALS PROVIDE BALLAST

Two areas of the market that managed to gain ground in spite of the difficult conditions were consumer staples and basic materials. Investors found both of these sectors attractive, given the uncertainty plaguing higher-growth stocks during the year. This trend benefited the fund, as we held an overweight position in basic materials relative to the S&P 500 Index, and were market-weighted in consumer staples.

--------------------------------------------------------------------------------
                               CORE EQUITY FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 5/31/02
--------------------------------------------------------------------------------

JP Morgan Chase & Co................3.32%
Exxon Mobile........................2.73%
Citigroup Inc.......................2.50%
Wyeth...............................2.41%
Anheuder-Busch Cos..................2.40%
Allmerica Financial.................2.33%
General Electric....................2.32%
Stilwell Financial..................2.31%
Wells Fargo & Co....................2.30%
John Hancock Financial Services.....2.23%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Specific holdings that boosted fund performance included paper companies International Paper and Bowater Inc. Paper fundamentals continued to improve throughout the year, creating the potential for price increases going forward. And, representing the staples sector, stalwarts such as Kellogg Co -- which acquired Keebler during the year -- Gillette Co, and Anheuser-Busch Cos all posted solid returns.

Although consumer discretionary stocks were generally less successful, it is worth noting that strong stock selection within this area aided the fund as well. Consumer spending held up surprisingly well over the course of the year, with discount retailers making the most of this trend. Target Corp and Wal-Mart Stores, for example, contributed positively to the fund's performance, heading higher as a result of strong sales.

UNDERWEIGHTINGS IN TECH AND HEALTH CARE MINIMIZE FUND LOSSES

During the year, technology companies continued to struggle. Still retreating in the wake of the post-bubble fallout, these firms suffered from an inventory glut and a lack of corporate spending that persisted throughout the market downturn. Furthermore, investors' cautious attitude kept many away from the technology sector, deemed by some to be overvalued.

Because the fund was underweight in technology stocks compared to the S&P 500 Index, we were not as susceptible to their losses. However, we did maintain positions in some of the sector's leading names, including Microsoft Corp. Microsoft was not as hard-hit as many other tech firms, but lost ground during the period nonetheless.

Another area of weakness was health care. Again, the fund did not have as much exposure to this sector as the S&P 500 Index, which proved beneficial. Yet patent problems and difficulties launching new products in light of a wary Food and Drug Administration held back former holdings like Bristol-Myers Squibb and Merck -- both of which we later sold from the portfolio to avoid additional disappointment.

Although some of the fund's fixed-income securities, such as Treasuries and bank/finance bonds, fared well, others dragged on the fund's performance. Specifically, our investment in a handful of telecommunications-related bonds hurt the fund, as these bonds declined significantly after being downgraded.

LINE GRAPH:  INVESCO CORE EQUITY FUND - INVESTOR CLASS GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Core Equity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 5/31/02.

      INVESCO CORE EQUITY FUND - INVESTOR CLASS         S&P 500 INDEX(4)

5/92  $10,000                                           $10,000
5/93  $11,117                                           $11,159
5/94  $11,826                                           $11,633
5/93  $13,141                                           $13,979
5/96  $15,600                                           $17,950
5/97  $19,057                                           $23,234
5/98  $23,571                                           $30,358
5/99  $26,332                                           $36,742
5/00  $28,558                                           $40,589
5/01  $28,430                                           $36,307
5/02  $24,898                                           $31,282

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(4)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX ID NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF CHARLES P. MAYER OMITTED]

CHARLES P. MAYER
CORE EQUITY FUND

CHARLES P. MAYER IS SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE AND FIXED-INCOME INVESTMENTS OF INVESCO FUNDS GROUP. AN INDUSTRY VETERAN WITH MORE THAN 30 YEARS OF PROFESSIONAL EXPERIENCE, CHARLIE EARNED AN MBA FROM ST. JOHN'S UNIVERSITY AND A BA FROM ST. PETER'S COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1969 AND HAS MANAGED THE FUND SINCE 1993.

[PHOTOGRAPH OF JEFFREY G. MORRIS OMITTED]

JEFFREY G. MORRIS, CFA
CORE EQUITY FUND

JEFF MORRIS, VICE PRESIDENT OF INVESCO FUNDS GROUP, CO-MANAGES THE FUND. HE RECEIVED A BS FROM COLORADO STATE UNIVERSITY AND AN MS FROM UNIVERSITY OF COLORADO-DENVER. JEFF IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND BEGAN HIS INVESTMENT CAREER IN 1991.

AN EMPHASIS ON QUALITY AND LIQUIDITY

Today's market environment is posing its share of challenges, and volatility is likely to continue. While the economic recovery that appears to be taking shape should ultimately benefit markets over the long term, investors' confidence must first be re-established. This could take time, and in the interim a downward trend may persist.

With this in mind, we continue to avoid those companies experiencing liquidity problems, instead focusing on large-cap, quality names with the ability to out-execute their peers through tough times. We are also committed to maintaining the fund's diversity of holdings by investing across asset classes and sectors through all types of markets.

LINE GRAPH:  INVESCO CORE EQUITY FUND - CLASS A GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Core Equity Fund - Class A to the value of a $10,000 investment in the S&P 500 Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Core Equity Fund - Class A inclusion of front-end sales charge, for the period since inception (3/02) through 5/31/02.

      INVESCO CORE EQUITY FUND - CLASS A        S&P 500 INDEX(4)

3/02  $10,000                                   $10,000
5/02  $8,913                                    $9,325

LINE GRAPH:  INVESCO CORE EQUITY FUND - CLASS B GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Core Equity Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Core Equity Fund - Class B inclusion of contingent deferred sales charge, for the period since inception (4/02) through 5/31/02.

      INVESCO CORE EQUITY FUND - CLASS B        S&P 500 INDEX(4)

4/02  $10,000                                   $10,000
5/02  $8,917                                    $9,325


LINE GRAPH:  INVESCO CORE EQUITY FUND - CLASS C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Core Equity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Core Equity Fund - Class C the inclusion of contingent deferred sales charge, for the period since inception (2/00) through 5/31/02.

      INVESCO CORE EQUITY FUND - CLASS C        S&P 500 INDEX

2/00  $10,000                                   $10,000
5/00  $10,66                                    $10,429
5/01  $10,53                                    $9,329
5/02  $9,148                                    $8,038


PIE CHART:  CORE EQUITY FUND
            SECTOR BREAKDOWN
            AS OF 5/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Financials..........................22.34%
            Consumer Discretionary..............13.23%
            Energy..............................12.19%
            Industrials..........................9.05%
            Information Technology...............7.01%
            Consumer Staples.....................7.01%
            Materials............................6.69%
            Health Care..........................5.98%
            Utilities............................5.28%
            Telecommunications Services..........4.11%
            Net Cash & Cash Equivalents......... 7.11%

LINE GRAPH:  INVESCO CORE EQUITY FUND - CLASS K GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Core Equity Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 5/31/02.

      INVESCO CORE EQUITY FUND - CLASS C        S&P 500 INDEX(4)

12/00 $10,000                                   $10,000
5/01  $9,632                                    $9,563
5/02  $8,388                                    $8,239

TOTAL RETURN FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

YOUR FUND'S REPORT

The past year was clouded by uncertainty, as lackluster summer months gave way to a brief recession induced by the events of 9/11. Although military success in Afghanistan and anticipation of an economic recovery subsequently sent stocks higher in the fourth quarter of 2001, this respite proved to be short-lived. With Enron Corp, Arthur Andersen LLP, Tyco International Ltd (not a fund holding during the 12 months ended 5/31/02), and other influential companies falling prey to accounting scandals, investors grew increasingly uneasy as 2002 progressed, rather than taking heart in economic improvements such as strong productivity and GDP growth.

--------------------------------------------------------------------------------
                              TOTAL RETURN FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 5/31/02
--------------------------------------------------------------------------------

Bank of America.....................3.06%
Exxon Mobile........................2.71%
Citigroup Inc.......................2.44%
General Electric....................2.36%
FleetBoston Financial...............2.32%
Lehman Brothers Holdings............2.12%
Target Corp.........................2.01%
Wells Fargo & Co....................1.84%
Philip Morris.......................1.80%
SPX Corp............................1.78%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Against  this  backdrop,  the fund's  diversified  approach  proved  beneficial.
Indeed, for the turbulent one-year period ended May 31, 2002, Total Return Fund-Investor Class shares declined only 5.13%, compared to a 13.84% decline for the S&P 500 Index during the same period. The Lehman Government/Credit Bond Index, however, gained 7.85% over the same period. (Of course, past performance is not a guarantee of future results.)(5),(6) For performance of other share classes, please see page 2.

MORE DEFENSIVE SECURITIES SHINE

In the face of market volatility, investors typically seek investments deemed more defensive, and this generally held true over the past fiscal year. Among our brightest performers were high-quality fixed-income securities, such as Treasuries and government agency bonds, which benefited from investors' desire for stability. Additionally, the Federal Reserve's six interest rate cuts during the reporting period added fuel to the fixed-income rally, particularly in the first half when the majority of the cuts were implemented.

On the equities side, investors preferred to play defense as well, putting assets into areas such as basic materials and consumer staples while avoiding higher risk sectors like technology and telecommunications. Under these circumstances, our overweight position in basic materials aided the fund, with names like Bowater Inc and Praxair Inc leading the way. Another winner was International Paper, which benefited from several cost-cutting initiatives and better-than-expected earnings.

Although slightly underweight relative to the S&P 500 in the year's strongest sector, consumer staples, we were nevertheless exposed to some key staples stocks that bolstered the fund's return. For example, Procter & Gamble, Philip Morris, and Anheuser-Busch Cos all posted solid gains for the one-year period.

STRONG STOCK SELECTION IN TECH AND CONSUMER DISCRETIONARY SECTORS

The technology and consumer discretionary sectors, both cyclical and sensitive to the market's difficulties, were among the weaker areas this past year. However, not only was the fund underweight relative to the S&P 500 Index in these sectors -- which helped minimize any losses -- but also our tech and discretionary holdings outperformed those in the index, thanks to strong stock selection. By seeking high-quality companies experiencing positive cash flows through the downturn, we were able to avoid many of the investments hurt by liquidity concerns.

For example, Lowe's Cos, a home improvement retailer, bucked the negative trend in the consumer discretionary sector by advancing during the period. Low mortgage rates helped increase consumers' appetite for home improvement, and Lowe's saw sales and earnings head higher as a result.

TELECOM, FINANCIAL HOLDINGS LAG

On a negative note, the fund was overweight in telecommunication services and financial stocks, which hindered our progress to a certain extent. Qwest Communications International and AT&T Corp both detracted, as these names experienced a slowdown in demand and lost favor with investors over the course of the year.

PIE CHART:  TOTAL RETURN FUND
            SECTOR BREAKDOWN
            AS OF 5/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Financials..........................23.69%
            U.S. Government.....................23.53%
            Industrials..........................9.91%
            Energy...............................8.86%
            Consumer Staples.....................7.24%
            Materials............................6.18%
            Information Technology...............4.88%
            Telecommunications Services..........4.71%
            Consumer Discretionary...............4.39%
            Health Care..........................3.03%
            Utilities............................0.26%
            Net Cash & Cash Equivalents..........3.32%

LINE GRAPH:  INVESCO TOTAL RETURN FUND - INVESTOR CLASS GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(6) and Lehman government/Credit Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 5/31/02.

                                                                              LEHMAN GOVERNMENT/
      INVESCO TOTAL RETURN FUND - INVESTOR CLASS       S&P 500 INDEX(6)       CREDIT BOND INDEX(6)
5/92  $10,000                                          $10,000                $10,000
5/93  $11,160                                          $11,159                $11,226
5/94  $11,978                                          $11,633                $11,339
5/93  $14,049                                          $13,979                $12,656
5/96  $16,417                                          $17,950                $13,175
5/97  $19,659                                          $23,234                $14,216
5/98  $24,018                                          $30,358                $15,848
5/99  $26,503                                          $36,742                $16,491
5/00  $24,306                                          $40,589                $16,806
5/01  $24,570                                          $36,307                $18,967
5/02  $23,309                                          $31,282                $20,456

FUND MANAGEMENT

[PHOTOGRAPH OF CHARLES P. MAYER OMITTED]

CHARLES P. MAYER
TOTAL RETURN FUND (EQUITY)

SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE AND FIXED-INCOME INVESTMENTS CHARLES
P. MAYER IS RESPONSIBLE FOR THE EQUITY SIDE OF THE FUND. AN INDUSTRY VETERAN WITH MORE THAN 30 YEARS OF PROFESSIONAL EXPERIENCE, CHARLIE EARNED AN MBA FROM ST. JOHN'S UNIVERSITY AND A BA FROM ST. PETER'S COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1969.

[PHOTOGRAPH OF RICHARD R. HINDERLIE OMITTED]

RICHARD R. HINDERLIE
TOTAL RETURN FUND
(FIXED-INCOME)

VICE PRESIDENT DICK HINDERLIE SERVES AS CO-PORTFOLIO MANAGER OF THE FUND, CONCENTRATING ON FIXED-INCOME SECURITIES. A FIXED-INCOME MANAGER SINCE 1973, DICK HAS EXTENSIVE EXPERIENCE WITH MORTGAGE-BACKED SECURITIES, U.S. TREASURY, AND MONEY MARKET INVESTMENT-GRADE SECURITIES. HE RECEIVED HIS BA IN ECONOMICS FROM PACIFIC LUTHERAN UNIVERSITY AND HIS MBA FROM ARIZONA STATE UNIVERSITY.

Our financial services weighting, meanwhile, was skewed toward market-sensitive names that we felt would flourish in an improving economy. However, we were early in emphasizing companies like JP Morgan Chase & Co in the portfolio. Though possessing compelling potential, these firms fell victim to the weak market and investors' jitters over Wall Street research practices, which became a serious obstacle as 2002 progressed.

RECOVERY COULD TAKE TIME

Negative headlines continue to dominate the market's behavior, and investor confidence has been severely weakened as a result. So far, consumer spending has held up in spite of investors' apathy, but if spending begins to slacken, it's possible that the economic recovery we've all been waiting for could be delayed again.

On the other hand, we could see the signs of economic improvement that surfaced regularly throughout the second half of the fiscal year develop into a sustained upward trend. Obviously, we would prefer this outcome, but regardless of the market's next move, we feel that our emphasis on diversification and quality will continue to serve the fund well going forward.

LINE GRAPH:  INVESCO TOTAL RETURN FUND - CLASS A GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Class A to the value of a $10,000 investment in the S&P 500 Index and Lehman Government/Credit Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Total Return Fund - Class A inclusion of front-end sales charge, for the period since inception (3/02) through 5/31/02.

                                                                      LEHMAN GOVERNMENT/
      INVESCO TOTAL RETURN FUND - CLASS A      S&P 500 INDEX          CREDIT BOND INDEX(6)
3/02  $10,000                                  $10,000                $10,000
5/02  $9,107                                   $9,325                 $10,288

LINE GRAPH:  INVESCO TOTAL RETURN FUND - CLASS B GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(6) and Lehman Government/Credit Bond Index (6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Total Return Fund - Class B inclusion of contingent deferred sales charge, for the period since inception (4/02) through 5/31/02.

                                                                      LEHMAN GOVERNMENT/
      INVESCO CORE EQUITY FUND - CLASS B       S&P 500 INDEX(6)       CREDIT BOND INDEX(6)
4/02  $10,000                                  $10,000                $10,000
5/02  $9,124                                   $9,325                 $10,288

LINE GRAPH:  INVESCO TOTAL RETURN FUND - CLASS C GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(6) and Lehman Government/Credit Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Total Return Fund - Class C the inclusion of contingent deferred sales charge, for the period since inception (2/00) through 5/31/02.

                                                                      LEHMAN GOVERNMENT/
      INVESCO TOTAL RETURN FUND - CLASS C      S&P 500 INDEX(6)       CREDIT BOND INDEX(6)
2/00  $10,000                                  $10,000                $10,000
5/00  $10,44                                   $10,42                 $10,086
5/01  $10,25                                   $9,329                 $11,383
5/02  $9,593                                   $8,038                 $12,277

(5)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH FRONT-END SALES CHARGES AND APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(6)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, AND THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE LONG-TERM FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

QUESTIONS & ANSWERS

AN INTERVIEW WITH DIRECTOR OF VALUE AND FIXED INCOME INVESTMENTS CHARLIE MAYER

[PHOTOGRAPH OF CHARLES P. MAYER OMITTED]

CHARLES P. MAYER IS A SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE AND FIXED-INCOME INVESTMENTS AT INVESCO FUNDS GROUP

TO BE OR NOT TO BE:
ECONOMIC RECOVERY IS THE QUESTION

CHARLIE, IT'S DIFFICULT TO SPOT SUCCESS STORIES WITH SO MANY NEGATIVE HEADLINES DOMINATING THE NEWS RECENTLY. WHAT TYPES OF COMPANIES HAVE WEATHERED THE STORM BEST?

CHARLIE MAYER: Although the negative headlines have been specific to a few companies, the fact is that, by souring investors' confidence, they've affected the entire market. Rather than get caught up in every piece of news, we've simply stuck by our bottom-up approach, looking for clean companies -- in other words, companies with strong balance sheets. Any firm with a liquidity problem has been penalized, so staying away from those has been key to our success.

In addition to a strong balance sheet, we look for a company to have positive cash flow, consistent earnings, a leadership position within its industry, and an effective management team at the helm. It's the same strict criteria we've been using for years. But in a market this challenging, the importance of discipline has come to the forefront.

CONSUMER SPENDING SEEMS TO BE PROPPING UP THE ECONOMY AT THIS POINT, BUT INVESTORS ARE ANXIOUS TO SEE STRENGTH ELSEWHERE. HAVE YOU NOTICED ANY SIGNS OF AN IMPROVEMENT IN CORPORATE SPENDING AND/OR EARNINGS?

CHARLIE MAYER: First of all, while consumer spending has been quite strong through the downturn, that doesn't mean it's going to stay strong. Our biggest concern at this point is that the erosion of investor confidence we've seen so far in 2002 could begin to negatively influence consumer spending.

On the positive side, what we have seen is an improvement in productivity, which has cushioned companies' earnings to a certain extent. Indeed, we've noticed a decline in negative earnings revisions -- and earnings comparisons should only get more favorable going forward. However, we are still looking for signs of an increase in corporate spending, which keeps getting pushed out. It's difficult to say when spending might increase, but I think it will be driven by earnings, which in turn will be driven by even greater productivity and a build-up of core savings.

SOME ANALYSTS HAVE SAID THAT THE USUAL "FLIGHT TO QUALITY" FROM STOCKS TO BONDS HASN'T BEEN AS PREVALENT IN THE RECENT DOWNTURN -- THAT INVESTORS ARE SIMPLY SITTING ON THE SIDELINES RATHER THAN MOVING MONEY FROM ONE ASSET CLASS TO ANOTHER.

CHARLIE MAYER: I think it's true that some investors are simply putting money "under the mattress," so to speak. With so much uncertainty surrounding an economic recovery, and credit concerns raising questions for debt instruments, fixed-income securities -- with the exception of short-term Treasuries -- haven't attracted as many investors as we've seen during downturns in the past. Still, diversification across asset classes has certainly helped some of our funds in such a volatile year, and we continue to look for the best opportunities in both the stock and bond markets.

"...IN A MARKET THIS CHALLENGING, THE IMPORTANCE OF DISCIPLINE HAS COME TO THE FOREFRONT."
        -- CHARLIE MAYER

WHICH AREAS -- ON BOTH THE EQUITY AND FIXED-INCOME SIDES -- ARE ATTRACTIVE TO YOU AT THIS POINT?

CHARLIE MAYER: On the equities side, we are emphasizing areas that we believe will benefit the most from the economic recovery, while also using the criteria I mentioned earlier to identify the best companies within those areas. The market has been very selective in rewarding stocks, so conducting bottom-up fundamental research to find the strongest names is integral to what we do.

One area that we're currently concentrating on is energy companies. The supply/demand fundamentals for oil and natural gas are compelling, with companies keeping production levels relatively low. We expect this relationship to send commodity prices higher. Also, the economic recovery should provide a lift to the energy sector.

On the fixed-income side, we're emphasizing mortgage-backed securities with durations of four-to-five years, which we believe are providing better yield opportunities than Treasuries at this time. In making any necessary adaptations to this strategy, we'll be watching closely for signs of Federal Reserve tightening measures or changes in the economic climate.

WHAT ARE THE CHANCES THAT THE ECONOMIC RECOVERY WILL TAKE HOLD?

CHARLIE MAYER: There are, as always, a few different scenarios that could unfold. One is less encouraging, but a possibility nonetheless: A prolonged period of investor apathy could keep stocks under pressure, which might then crimp consumer spending and send the economy back into recession. This is the biggest risk confronting markets and the economy at this juncture.

However, another possibility is that the economy will continue to show signs of progress, and the accounting scandals and other negative news items that have dominated the markets of late will slacken. If this happens, and investors' confidence is restored, I think we'll see markets respond positively.

Obviously, we're all rooting for the second scenario, but only time will tell which awaits us. In the meantime, we'll keep investing with the same discipline that has helped our portfolios to weather the current downturn and perform well relative to the S&P 500 Index this past year.

MARKET HEADLINES

".....BONDS  RANKED AMONG THE BEST PERFORMAING ASSET CLASSES,  AND VALUE STOCKS,
WHICH ARE OFTEN CONSIDERED RELATIVELY DEFENSIVE, OUTPERFORMED THEIR GROWTH COUNTERPARTS."

MARKET OVERVIEW:
JUNE 2001 THROUGH MAY 2002

Equity markets began the fiscal year on a negative note, as investors became increasingly concerned about the economy and the outlook for corporate earnings. These fears persisted despite the fact that the Federal Reserve was entrenched in an easing campaign that saw the central bank lower its target for the federal funds rate seven times from the beginning of January 2001 through the end of August.

But investors remained cautious despite the promise offered by the stimuli, as this downturn was led by depressed business spending and, consequently, was unlike previous slowdowns. Somewhat surprisingly, consumer spending remained strong despite the fact that corporate layoff announcements remained frequent and unemployment ticked higher. With investors feeling quite risk averse, bonds ranked among the best-performing asset classes, and value stocks, which are often considered relatively defensive, outperformed their growth counterparts.

By the end of the summer, however, data indicated that the Fed's tactics were beginning to result in some stabilization, and investors' tolerance for risk gradually improved.

Then came the horrific events of September 11. The stock market's unfavorable reaction to an uncertain environment is well known, and the attacks understandably heightened investors' wariness. Meanwhile, many businesses took an unexpected blow -- most notably airlines, insurers, and growth companies hurt by the sudden rotation into more defensive investments. As the country and its financial markets attempted to digest the unprecedented tragic events, the third quarter concluded as the worst three-month period for stocks since the fall of 1987.

Bonds, on the other hand, were aided by investors' anxiety over the struggling stock market -- which spurred a flight to investments believed to be "safe havens." Among the beneficiaries of this trend were Treasuries, municipal bonds, and investment-grade corporate bonds. Some stocks in more defensive areas, such as health care and consumer staples, also managed to weather the downturn admirably.

Market tone improved dramatically in October, as the successful U.S. military action in Afghanistan and another Fed rate cut offset the concern accompanying a rash of anthrax scares. With confidence in our financial system and government growing by the day, stocks -- particularly growth and technology stocks -- rallied as investors recognized that the monetary and fiscal stimuli that had led to economic improvement just prior to the attacks were still in place. Over and above these encouraging measures, however, were increased government spending and lower energy prices, two new positive developments since the terrorist attacks.

As the fourth quarter progressed, market tone continued to improve as the allied forces enjoyed several quick and meaningful successes in the war on terrorism. Back home, positive statements from a number of companies suggesting they had started to see business activity increase also spurred investors to seek more aggressive investments. Meanwhile, the market's improving risk tolerance pressured bonds of higher credit quality, and the yield curve steepened as investors became more hopeful about the months ahead. The Fed continued its easing cycle, cutting interest rates once again in November.

"...WITH MOST CORPORATIONS LOOKING FORWARD TO FAVORABLE EARNINGS COMPARISONS DURING THE SECOND HALF, THE FUNDAMENTAL OUTLOOK APPEARS POSITIVE."

Although the stock market's upswing lost momentum toward the end of 2001, optimism persisted as the year ended. Additional evidence that the economy had bottomed in September surfaced during December. Most notably, consumer confidence improved significantly, and the National Association of Purchasing Managers' report (renamed the Institute for Supply Management report in 2002) reached its highest level of 2001. The Fed implemented its final rate cut of the year -- the 11th of 2001 -- bringing the federal funds rate to a low of 1.75%.

But in negative news, influential energy trading giant Enron Corp announced bankruptcy as questionable accounting practices undermined its business and investor support. The Enron debacle proved to be injurious to the entire market in January, which began on a positive note and then fell prey to growing concerns over accounting methods in general.

Yet the stream of positive economic data continued. And, after a weak February, optimism about the economy and corporate earnings gained momentum in March. In this environment, the Federal Reserve shifted its monetary policy stance to a more neutral bias, igniting speculation over when tightening measures might be taken.

Unfortunately, all of March's gains were soon lost during the final two months of the period. Although first-quarter earnings reports generally met expectations, headlines detailing new accounting irregularities and a handful of high-profile earnings misses dampened investors' previously positive mood. On top of these negative developments, an uncertain geopolitical landscape subverted the market's confidence, as tensions continued to rise in the Middle East, while nuclear rivals India and Pakistan appeared at times to be on the brink of war. Closer to home, repeated warnings of potential terrorist threats also dogged the market's collective psyche.

Given the trials with which investors were forced to contend during the past 12 months, it's difficult to imagine that things could worsen. Consider that the market not only had to rationalize an unusual business-driven economic downturn, but it also wrestled with shaken confidence in corporate accounting standards, and, even more disturbing, terrorism at home and war abroad.

Clearly, most of the questions surrounding the remainder of the year revolve around investor sentiment. With data showing the economy has started to stabilize and marginally improve, and with most corporations looking forward to favorable earnings comparisons during the second half, the fundamental outlook appears positive. The extent to which markets advance during the next 12 months will likely depend on investor sentiment and whether the market faces any negative exogenous developments.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2002

                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------
BALANCED FUND
62.29    COMMON STOCKS
1.11     ADVERTISING
         Omnicom Group                                            129,800   $  11,210,826
==========================================================================================
2.56     AEROSPACE & DEFENSE
         Honeywell International                                  275,100      10,783,920
         United Technologies                                      219,800      15,137,626
==========================================================================================
                                                                               25,921,546
1.45     ALUMINUM
         Alcoa Inc                                                421,300      14,737,074
==========================================================================================
2.64     BANKS
         Bank of New York                                         256,100       9,296,430
         Wells Fargo & Co                                         333,500      17,475,400
==========================================================================================
                                                                               26,771,830
1.39     CABLE & SATELLITE OPERATORS
         EchoStar Communications Class A Shrs(a)                  254,900       6,420,931
         Liberty Media Class A Shrs(a)                            640,100       7,713,205
==========================================================================================
                                                                               14,134,136
1.26     CASINOS & GAMING
         Harrah's Entertainment(a)                                268,900      12,813,085
==========================================================================================
1.25     CONSUMER FINANCE
         Capital One Financial                                    203,200      12,687,808
==========================================================================================
1.01     DATA PROCESSING SERVICES
         First Data                                               128,800      10,200,960
==========================================================================================
0.68     DIVERSIFIED CHEMICALS
         Dow Chemical                                             206,100       6,871,374
==========================================================================================
3.87     DIVERSIFIED FINANCIAL SERVICES
         Citigroup Inc                                            436,800      18,861,024
         JP Morgan Chase & Co                                     568,000      20,419,600
==========================================================================================
                                                                               39,280,624
0.51     ELECTRIC UTILITIES
         Dominion Resources                                        79,300       5,137,054
==========================================================================================
1.36     ELECTRICAL COMPONENTS & EQUIPMENT
         SPX Corp(a)                                               99,900      13,736,250
==========================================================================================
2.26     GENERAL MERCHANDISE STORES
         Target Corp                                              309,600      12,832,920
         Wal-Mart Stores                                          185,700      10,046,370
==========================================================================================
                                                                               22,879,290
0.96     HEALTH CARE FACILITIES
         HCA Inc                                                  198,600       9,757,218
==========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------

0.97     HOME IMPROVEMENT RETAIL
         Home Depot                                               235,200   $   9,805,488
==========================================================================================
0.99     HOUSEHOLD PRODUCTS
         Procter & Gamble                                         111,800      10,011,690
==========================================================================================
2.80     INDUSTRIAL CONGLOMERATES
         General Electric                                         420,300      13,088,142
         3M Co                                                    122,100      15,315,003
==========================================================================================
                                                                               28,403,145
1.73     INTEGRATED OIL & GAS
         Exxon Mobil                                              440,200      17,577,186
==========================================================================================
3.17     INTEGRATED TELECOMMUNICATION SERVICES
         BellSouth Corp                                           248,000       8,253,440
         SBC Communications                                       331,300      11,360,277
         Verizon Communications                                   291,800      12,547,400
==========================================================================================
                                                                               32,161,117
0.61     INTERNET RETAIL
         eBay Inc(a)                                              111,500       6,155,915
==========================================================================================
3.89     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Goldman Sachs Group                                      182,600      13,777,170
         Merrill Lynch & Co                                       251,400      10,234,494
         Morgan Stanley Dean Witter & Co                          114,800       5,218,808
         Stilwell Financial                                       473,500      10,227,600
==========================================================================================
                                                                               39,458,072
0.77     INVESTMENT COMPANIES
         DIAMONDS Trust Series I Shrs                              79,000       7,840,750
==========================================================================================
0.46     IT CONSULTING & SERVICES
         Affiliated Computer Services Class A Shrs(a)              84,000       4,673,760
==========================================================================================
1.05     LIFE & HEALTH INSURANCE
         Principal Financial Group(a)                             350,200      10,646,080
==========================================================================================
1.67     MOVIES & ENTERTAINMENT
         AOL Time Warner(a)                                       332,300       6,214,010
         Viacom Inc Class B Shrs(a)                               219,700      10,756,512
==========================================================================================
                                                                               16,970,522
2.47     MULTI-LINE INSURANCE
         Allmerica Financial                                      266,900      12,957,995
         American International Group                             181,200      12,134,964
==========================================================================================
                                                                               25,092,959
0.86     NETWORKING EQUIPMENT
         Cisco Systems(a)                                         554,600       8,751,588
==========================================================================================
1.21     OIL & GAS DRILLING
         GlobalSantaFe Corp                                       179,700       6,064,875
         Noble Corp(a)                                            145,300       6,221,746
==========================================================================================
                                                                               12,286,621


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------

1.68     OIL & GAS EXPLORATION & PRODUCTION
         Apache Corp                                              216,000   $  12,026,880
         Unocal Corp                                              136,900       5,040,658
==========================================================================================
                                                                               17,067,538
1.04     PACKAGED FOODS
         Heinz (H J) Co                                           258,200      10,490,666
==========================================================================================
1.12     PAPER PRODUCTS
         International Paper                                      263,000      11,335,300
==========================================================================================
1.45     PERSONAL PRODUCTS
         Estee Lauder Class A Shrs                                156,500       5,751,375
         Gillette Co                                              252,400       8,977,868
==========================================================================================
                                                                               14,729,243
5.62     PHARMACEUTICALS
         Abbott Laboratories                                      204,300       9,704,250
         Forest Laboratories(a)                                   174,800      12,905,484
         Pfizer Inc                                               386,800      13,383,280
         Teva Pharmaceutical Industries Ltd Sponsored
           ADR Representing Ord Shrs                               87,100       5,838,313
         Wyeth                                                    274,100      15,212,550
==========================================================================================
                                                                               57,043,877
0.76     RAILROADS
         Norfolk Southern                                         365,500       7,737,635
==========================================================================================
0.67     SEMICONDUCTOR EQUIPMENT
         Applied Materials(a)                                     307,800       6,827,004
==========================================================================================
2.11     SEMICONDUCTORS
         Analog Devices(a)                                        144,500       5,291,590
         Intel Corp                                               311,800       8,611,916
         Texas Instruments                                        259,600       7,442,732
==========================================================================================
                                                                               21,346,238
1.21     SYSTEMS SOFTWARE
         Microsoft Corp(a)                                        189,600       9,652,536
         Oracle Corp(a)                                           336,400       2,657,560
==========================================================================================
                                                                               12,310,096
1.67     TELECOMMUNICATIONS EQUIPMENT
         General Motors Class H Shrs(a)                           707,600      10,316,808
         Nokia Corp Sponsored ADR Representing Ord Shrs           479,300       6,652,684
==========================================================================================
                                                                               16,969,492
         TOTAL COMMON STOCKS (COST $610,820,408)                              631,831,057
==========================================================================================
31.00    FIXED INCOME SECURITIES
10.11    US GOVERNMENT OBLIGATIONS
         US Treasury Notes
           5.875%, 11/15/2004                              $   25,000,000      26,410,150
           5.750%, 11/15/2005                              $   25,000,000      26,485,350
           5.750%, 8/15/2010                               $   10,000,000      10,541,800
           3.875%, 7/31/2003                               $   38,500,000      39,125,625
==========================================================================================
           TOTAL US GOVERNMENT OBLIGATIONS
              (Amortized Cost $101,132,432)                                   102,562,925
==========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------

11.97    US GOVERNMENT AGENCY OBLIGATIONS
         Fannie Mae, Gtd Mortgage Pass-Through Certificates
           6.000%, 1/1/2017                                $    9,742,846   $   9,911,678
           5.500%, 10/1/2016                               $   25,262,731      25,208,867
           5.500%, 5/1/2017                                $   10,750,000      10,724,245
         Freddie Mac, Gold, Participation Certificates
           6.000%, 2/1/2017                                $   14,824,724      15,094,825
           6.000%, 4/1/2017                                $   12,456,971      12,683,933
           5.500%, 12/1/2016                               $   14,413,143      14,399,325
           5.000%, 12/1/2016                               $   24,378,762      23,844,660
         Government National Mortgage Association I
           Gtd Mortgage Pass-Through Certificates
           5.500%, 12/15/2031                              $    9,937,512       9,560,398
==========================================================================================
           TOTAL US GOVERNMENT AGENCY OBLIGATIONS
              (Amortized Cost $120,341,046)                                   121,427,931
==========================================================================================
8.92     CORPORATE BONDS
0.67     AUTOMOBILE MANUFACTURERS
         Auburn Hills Trust, Gtd Exchangeable Certificates
           12.375%, 5/1/2020                               $    3,000,000       4,243,089
         Ford Motor Credit, Global Landmark Securities
           6.500%, 1/25/2007                               $    2,500,000       2,535,030
==========================================================================================
                                                                                6,778,119
0.30     BANKS
         Wells Fargo & Co, Sr Notes, 5.250%, 12/1/2007     $    3,000,000       3,018,957
==========================================================================================
0.26     CABLE & SATELLITE OPERATORS
         Continental Cablevision, Sr Deb, 9.500%, 8/1/2013 $    2,500,000       2,637,565
==========================================================================================
0.07     DIVERSIFIED FINANCIAL SERVICES
         Verizon Global Funding, Sr Notes, 7.250%,
            12/1/2010                                      $      695,000         724,316
==========================================================================================
6.74     ELECTRIC UTILITIES
         Appalachian Power, 1st Mortgage Medium-Term
           Notes, 8.000%, 6/1/2025                         $    2,000,000       1,974,430
         Arizona Public Service, 1st Mortgage, 8.000%,
           2/1/2025                                        $    1,500,000       1,513,044
         Cleveland Electric Illuminating, Secured
           Notes, Series D 7.880%, 11/1/2017               $    1,000,000       1,035,230
         Commonwealth Edison, 1st Mortgage
           Series 76, 8.250%, 10/1/2006                    $    1,000,000       1,111,260
           Series 86, 8.375%, 9/15/2022                    $    2,000,000       2,115,828
           Series 88, 8.375%, 2/15/2023                    $    4,000,000       4,259,996
         Consumers Energy, 1st & Refunding Mortgage
           7.375%, 9/15/2023                               $    2,500,000       2,197,777
         Duquesne Light, Secured Medium-Term Notes
           Series B, 8.200%, 11/15/2022                    $    1,000,000       1,027,096
         El Paso Electric, 1st Mortgage
           Series E, 9.400%, 5/1/2011                      $    2,000,000       2,216,162
         Gulf Power, 1st Mortgage, 6.875%, 1/1/2026        $    3,000,000       2,888,409
         Indiana Michigan Power, 1st Mortgage
           Medium-Term Notes, 8.500%, 12/15/2022           $    3,000,000       3,064,170
         Jersey Central Power & Light, 1st Mortgage
           Medium-Term Notes, Series C
           7.980%, 2/16/2023                               $    2,000,000       2,012,536


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------

         Metropolitan Edison, 1st Mortgage Medium-Term
           Notes, Series B, 8.150%, 1/30/2023              $    2,000,000   $   1,991,448
         New York State Electric & Gas, 1st Mortgage
           8.300%, 12/15/2022                              $    1,500,000       1,525,667
         Niagara Mohawk Power, 1st Mortgage
           8.500%, 7/1/2023                                $    3,000,000       3,051,576
           7.750%, 5/15/2006                               $    4,000,000       4,313,464
         Pennsylvania Power, 1st Mortgage, 8.500%,
           7/15/2022                                       $    2,500,000       2,400,785
         Potomac Edison, 1st Mortgage, 7.750%, 5/1/2025    $    4,000,000       4,055,752
         Potomac Electric Power, 1st Mortgage, 8.500%,
           5/15/2027                                       $    2,000,000       2,097,554
         Public Service of New Mexico, Sr Notes
           Series A, 7.100%, 8/1/2005                      $    5,000,000       5,209,175
           Series B, 7.500%, 8/1/2018                      $    5,000,000       4,860,430
         Texas Utilities, 1st Mortgage & Collateral Trust
           8.750%, 11/1/2023                               $    1,000,000       1,055,074
           8.500%, 8/1/2024                                $    4,116,000       4,322,232
           7.875%, 4/1/2024                                $    4,000,000       4,124,688
         Union Electric, 1st Mortgage
           8.750%, 12/1/2021                               $    3,250,000       3,445,631
           8.250%, 10/15/2022                              $      500,000         522,497
==========================================================================================
                                                                               68,391,911
0.17     INTEGRATED TELECOMMUNICATION SERVICES
         MetroNet Communications, Sr Discount Step-Up Notes
           Zero Coupon(b), 6/15/2008                       $   17,100,000       1,710,000
==========================================================================================
0.44     INTEGRATED TELECOMMUNICATION
            SERVICES--LONG DISTANCE
         Esat Telecom Group PLC, Sr Notes, Series B
           11.875%, 12/1/2008                              $    2,000,000       2,278,350
         Sprint Capital, Gtd Notes, 7.625%, 1/30/2011      $    1,325,000       1,252,900
         US WEST Communications, Notes, 5.650%, 11/1/2004  $    1,000,000         930,000
==========================================================================================
                                                                                4,461,250
0.27     WIRELESS TELECOMMUNICATION SERVICES
         Rogers Cantel, Sr Secured Deb, 9.750%, 6/1/2016   $    3,350,000       2,730,250
           TOTAL CORPORATE BONDS (Amortized Cost $105,182,368)                 90,452,368
==========================================================================================
         TOTAL FIXED INCOME SECURITIES
           (AMORTIZED COST $326,655,846)                                      314,443,224
==========================================================================================
6.71     SHORT-TERM INVESTMENTS
1.51     US GOVERNMENT OBLIGATIONS
         US Treasury Notes, 4.250%, 5/31/2003
           (Amortized Cost $15,217,620)                    $   15,000,000      15,288,285
==========================================================================================
4.44     COMMERCIAL PAPER--
           CONSUMER LOANS & LEASES
         New Center Asset Trust, Discount Notes
           1.810%, 6/3/2002 (Amortized Cost $44,995,475)   $   45,000,000      44,995,475
==========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------

0.76     REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 5/31/2002 due 6/3/2002 at 1.750%,
           repurchased at $7,730,127 (Collateralized
           by Freddie Mac, Reference Notes due
           6/15/2003 at 4.500%, value $7,883,398)
           (Cost $7,729,000)                               $    7,729,000   $   7,729,000
==========================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (AMORTIZED COST $67,942,095)                                        68,012,760
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $1,005,418,349)                                              $1,014,287,041
==========================================================================================

CORE EQUITY FUND
87.98    COMMON STOCKS
1.07     ADVERTISING
         Omnicom Group                                            400,000   $  34,548,000
==========================================================================================
2.18     AEROSPACE & DEFENSE
         Honeywell International                                  650,000      25,480,000
         Lockheed Martin                                          133,300       8,271,265
         United Technologies                                      530,000      36,501,100
==========================================================================================
                                                                               70,252,365
1.35     ALUMINUM
         Alcoa Inc                                              1,240,000      43,375,200
==========================================================================================
1.16     AUTOMOBILE MANUFACTURERS
         General Motors                                           600,000      37,290,000
==========================================================================================
6.21     BANKS
         Bank of New York                                       1,601,600      58,138,080
         Charter One Financial                                  1,867,000      67,585,400
         Wells Fargo & Co                                       1,415,000      74,146,000
==========================================================================================
                                                                              199,869,480
2.40     BREWERS
         Anheuser-Busch Cos                                     1,500,000      77,415,000
==========================================================================================
1.52     CABLE & SATELLITE OPERATORS
         EchoStar Communications Class A Shrs(a)                  700,000      17,633,000
         Liberty Media Class A Shrs(a)                          2,600,000      31,330,000
==========================================================================================
                                                                               48,963,000
2.11     CASINOS & GAMING
         Harrah's Entertainment(a)                              1,000,000      47,650,000
         Park Place Entertainment(a)                            1,800,000      20,340,000
==========================================================================================
                                                                               67,990,000
1.02     COMPUTER HARDWARE
         International Business Machines                          410,000      32,984,500
==========================================================================================
1.31     DIVERSIFIED CHEMICALS
         Dow Chemical                                           1,267,300      42,251,782
==========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------

5.83     DIVERSIFIED FINANCIAL SERVICES
         Citigroup Inc                                          1,868,300   $  80,673,194
         JP Morgan Chase & Co                                   2,978,100     107,062,695
==========================================================================================
                                                                              187,735,889
0.62     DIVERSIFIED METALS & MINING
         Phelps Dodge                                             515,200      20,097,952
==========================================================================================
2.11     ELECTRIC UTILITIES
         Dominion Resources                                       589,800      38,207,244
         Xcel Energy                                            1,382,100      29,701,329
==========================================================================================
                                                                               67,908,573
3.41     GENERAL MERCHANDISE STORES
         Target Corp                                            1,700,000      70,465,000
         Wal-Mart Stores                                          725,000      39,222,500
==========================================================================================
                                                                              109,687,500
0.31     HEALTH CARE SUPPLIES
         Alcon Inc(a)                                             257,600       9,963,968
==========================================================================================
3.68     INDUSTRIAL CONGLOMERATES
         General Electric                                       2,400,000      74,736,000
         3M Co                                                    350,000      43,900,500
==========================================================================================
                                                                              118,636,500
1.65     INDUSTRIAL MACHINERY
         Illinois Tool Works                                      750,000      53,272,500
==========================================================================================
6.13     INTEGRATED OIL & GAS
         Amerada Hess                                             471,000      38,739,750
         BP PLC Sponsored ADR Representing 6 Ord Shrs           1,100,000      56,177,000
         Exxon Mobil                                            2,200,000      87,846,000
         Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs   266,300      14,646,500
==========================================================================================
                                                                              197,409,250
3.45     INTEGRATED TELECOMMUNICATION SERVICES
         BellSouth Corp                                           700,000      23,296,000
         SBC Communications                                     1,429,700      49,024,413
         Verizon Communications                                   900,000      38,700,000
==========================================================================================
                                                                              111,020,413
0.37     INTEGRATED TELECOMMUNICATION
            SERVICES--LONG DISTANCE
         Qwest Communications International(a)                  2,298,756      11,861,581
==========================================================================================
5.53     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Goldman Sachs Group                                      318,300      24,015,735
         Lehman Brothers Holdings                                 618,100      37,704,100
         Merrill Lynch & Co                                     1,029,300      41,902,803
         Stilwell Financial                                     3,448,000      74,476,800
==========================================================================================
                                                                              178,099,438
2.23     LIFE & HEALTH INSURANCE
         John Hancock Financial Services                        1,956,000      71,765,640
==========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------

2.34     MULTI-LINE INSURANCE
         Allmerica Financial                                    1,550,000   $  75,252,500
==========================================================================================
1.04     OIL & GAS DRILLING
         GlobalSantaFe Corp                                       379,900      12,821,625
         Noble Corp(a)                                            486,500      20,831,930
==========================================================================================
                                                                               33,653,555
1.28     OIL & GAS EQUIPMENT & SERVICES
         Schlumberger Ltd                                         800,000      41,312,000
==========================================================================================
3.74     OIL & GAS EXPLORATION & PRODUCTION
         Apache Corp                                              880,000      48,998,400
         Kerr-McGee Corp                                          665,000      38,629,850
         Unocal Corp                                              895,100      32,957,582
==========================================================================================
                                                                              120,585,832
2.40     PACKAGED FOODS
         Heinz (H J) Co                                         1,000,000      40,630,000
         Kellogg Co                                             1,000,000      36,700,000
==========================================================================================
                                                                               77,330,000
1.12     PAPER PACKAGING
         Temple-Inland Inc                                        650,000      36,192,000
==========================================================================================
2.29     PAPER PRODUCTS
         Bowater Inc                                              750,000      39,285,000
         International Paper                                      800,000      34,480,000
==========================================================================================
                                                                               73,765,000
2.21     PERSONAL PRODUCTS
         Gillette Co                                            2,000,000      71,140,000
==========================================================================================
5.68     PHARMACEUTICALS
         Pfizer Inc                                             1,500,000      51,900,000
         Pharmacia Corp                                         1,235,600      53,365,564
         Wyeth                                                  1,400,000      77,700,000
==========================================================================================
                                                                              182,965,564
1.57     PUBLISHING & PRINTING
         McGraw-Hill Cos                                          800,000      50,504,000
==========================================================================================
1.54     RAILROADS
         Kansas City Southern(a)                                  950,000      15,741,500
         Norfolk Southern                                       1,596,000      33,787,320
==========================================================================================
                                                                               49,528,820
3.70     SEMICONDUCTORS
         Analog Devices(a)                                        500,000      18,310,000
         Intel Corp                                             1,718,800      47,473,256
         Maxim Integrated Products(a)                             350,000      16,100,000
         Texas Instruments                                      1,297,000      37,184,990
==========================================================================================
                                                                              119,068,246
1.04     SYSTEMS SOFTWARE
         Microsoft Corp(a)                                        660,000      33,600,600
==========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------

2.38     TELECOMMUNICATIONS EQUIPMENT
         General Motors Class H Shrs(a)                         2,500,000   $  36,450,000
         Nokia Corp Sponsored ADR Representing Ord Shrs         2,900,000      40,252,000
==========================================================================================
                                                                               76,702,000
         TOTAL COMMON STOCKS (Cost $2,247,177,262)                          2,833,998,648
==========================================================================================
4.78     FIXED INCOME SECURITIES--CORPORATE BONDS
0.01     ALTERNATIVE CARRIERS
         Allegiance Telecom, Sr Discount Step-Up Notes
           Series B, Zero Coupon(b), 2/15/2008             $    3,515,000         421,800
==========================================================================================
0.41     AUTOMOBILE MANUFACTURERS
         Auburn Hills Trust, Gtd Exchangeable Certificates
           12.375%, 5/1/2020                               $    5,000,000       7,071,815
         Ford Motor Credit, Global Landmark Securities
           7.250%, 10/25/2011                              $    3,000,000       3,064,308
         General Motors Acceptance, Notes
           7.000%, 2/1/2012                                $    3,000,000       3,069,711
==========================================================================================
                                                                               13,205,834
0.62     BROADCASTING--RADIO/TV
         Chancellor Media of Los Angeles
           Gtd Sr Sub Notes, Series B, 8.750%, 6/15/2007   $    3,000,000       3,135,000
           Sr Sub Notes, Series B, 8.125%, 12/15/2007      $   14,315,000      14,816,025
         Fox Family Worldwide, Sr Discount Notes
           9.275%, 11/1/2007                               $    2,000,000       1,940,946
==========================================================================================
                                                                               19,891,971
0.03     DIVERSIFIED FINANCIAL SERVICES
         Verizon Global Funding, Sr Notes, 7.250%,
           12/1/2010                                       $      930,000         969,229
==========================================================================================
3.18     ELECTRIC UTILITIES
         Appalachian Power, 1st Mortgage Medium-Term
           Notes, 8.000%, 6/1/2025                         $    3,000,000       2,961,645
         Cleveland Electric Illuminating
           1st Mortgage, Series B, 9.500%, 5/15/2005       $   16,000,000      16,013,072
           Secured Notes, Series D, 7.880%, 11/1/2017      $    2,895,000       2,996,991
         Commonwealth Edison, 1st Mortgage
           Series 88, 8.375%, 2/15/2023                    $    1,425,000       1,517,623
         Consumers Energy, 1st & Refunding Mortgage
           7.375%, 9/15/2023                               $    5,700,000       5,010,933
         Duquesne Light
           1st Collateral Trust, 7.550%, 6/15/2025         $    2,660,000       2,587,667
           Secured Medium-Term Notes, Series B
              8.200%, 11/15/2022                           $    4,000,000       4,108,384
         El Paso Electric, 1st Mortgage
           Series D, 8.900%, 2/1/2006                      $    3,215,000       3,542,615
         Indiana Michigan Power, 1st Mortgage
           Medium-Term Notes, 8.500%, 12/15/2022           $    3,400,000       3,472,726
         Jersey Central Power & Light, 1st Mortgage
           Medium-Term Notes, Series C, 7.980%, 2/16/2023  $   10,000,000      10,062,680
         Kansas City Power & Light, Notes(c)
           6.000%, 3/15/2007                               $    1,500,000       1,514,920
         New York State Electric & Gas, 1st Mortgage
           8.300%, 12/15/2022                              $    8,250,000       8,391,166


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------

         Niagara Mohawk Power, 1st Mortgage
           8.500%, 7/1/2023                                $    3,051,000   $   3,103,453
         Pennsylvania Power, 1st Mortgage, 8.500%,
           7/15/2022                                       $    2,000,000       1,920,628
==========================================================================================
         Potomac Edison, 1st Mortgage, 8.000%, 12/1/2022   $    6,000,000       6,152,046
         Public Service of New Mexico, Sr Notes, Series A
           7.100%, 8/1/2005                                $   18,675,000      19,456,269
         Texas Utilities, 1st Mortgage & Collateral Trust
           8.500%, 8/1/2024                                $    3,000,000       3,150,315
           7.875%, 4/1/2024                                $    3,085,000       3,181,166
         Union Electric, 1st Mortgage, 8.750%, 12/1/2021   $    3,000,000       3,180,582
==========================================================================================
                                                                              102,324,881
0.25     HOTELS
         Hilton Hotels, Sr Notes, 7.200%, 12/15/2009       $    8,270,000       7,989,275
==========================================================================================
0.04     INTEGRATED TELECOMMUNICATION SERVICES
         MetroNet Communications, Sr Discount Step-Up Notes
           Zero Coupon(b)
              11/1/2007                                    $    5,360,000         536,000
              6/15/2008                                    $    8,750,000         875,000
==========================================================================================
                                                                                1,411,000
0.10     INTEGRATED TELECOMMUNICATION
            SERVICES--LONG DISTANCE
         GTE Corp, Deb, 7.900%, 2/1/2027                   $    1,135,000       1,183,538
         Sprint Capital, Gtd Notes, 7.625%, 1/30/2011      $    2,000,000       1,891,170
==========================================================================================
                                                                                3,074,708
0.14     WIRELESS TELECOMMUNICATION SERVICES
         Nextel Communications, Sr Notes, 9.500%, 2/1/2011 $    2,000,000       1,265,000
         Rogers Cantel, Sr Secured Deb, 9.750%, 6/1/2016   $    2,005,000       1,634,075
         VoiceStream Wireless, Sr Notes, 10.375%,
           11/15/2009                                      $    1,570,000       1,679,900
==========================================================================================
                                                                                4,578,975
         TOTAL FIXED INCOME SECURITIES
           (AMORTIZED COST $170,163,419)                                      153,867,673
==========================================================================================
7.24     SHORT-TERM INVESTMENTS
0.21     CORPORATE BONDS--BANKS
         Sovereign Bancorp, Medium-Term Notes
           8.000%, 3/15/2003 (Amortized Cost $6,478,123)   $    6,500,000       6,605,592
==========================================================================================
4.50     COMMERCIAL PAPER
1.55     BANKS
         UBS Finance, Discount Notes, 1.810%, 6/3/2002     $   50,000,000      49,994,972
==========================================================================================
0.62     CONSUMER FINANCE
         Household Finance, 1.790%, 6/3/2002               $   20,000,000      20,000,000
==========================================================================================
0.78     DIVERSIFIED FINANCIAL SERVICES
         American Express Credit, 1.761%, 6/3/2002         $   25,000,000      25,000,000
==========================================================================================
1.55     MULTI-LINE INSURANCE
         Prudential Funding, 1.781%, 6/3/2002              $   50,000,000      50,000,000
==========================================================================================
           TOTAL COMMERCIAL PAPER
              (Amortized Cost $144,994,972)                                   151,600,564
==========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------

2.44     INVESTMENT COMPANIES
         INVESCO Treasurer's Series Money Market Reserve
           Fund(d) 1.625% (Cost $78,599,463)                   78,599,463   $  78,599,463
==========================================================================================
0.09     REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street dated
           5/31/2002 due 6/3/2002 at 1.750%,
           repurchased at $3,003,438 (Collateralized
           by Freddie Mac, Reference Notes due
           6/15/2003 at 4.500%, value $3,066,923)
           (Cost $3,003,000)                               $    3,003,000       3,003,000
==========================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (AMORTIZED COST $233,075,558)                                      378,197,999
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $2,650,416,239)                                              $3,221,069,348
==========================================================================================

TOTAL RETURN FUND
66.08    COMMON STOCKS
2.17     AEROSPACE & DEFENSE
         Honeywell International                                  225,000   $   8,820,000
         Lockheed Martin                                           45,000       2,792,250
         United Technologies                                      173,000      11,914,510
==========================================================================================
                                                                               23,526,760
1.29     ALUMINUM
         Alcoa Inc                                                398,000      13,922,040
==========================================================================================
0.86     AUTOMOBILE MANUFACTURERS
         General Motors                                           150,000       9,322,500
==========================================================================================
10.14    BANKS
         Bank of America                                          436,100      33,060,741
         Bank One                                                 448,200      18,210,366
         FleetBoston Financial                                    711,900      25,087,356
         Mellon Financial                                         364,200      13,511,820
         Wells Fargo & Co                                         380,000      19,912,000
==========================================================================================
                                                                              109,782,283
1.75     BREWERS
         Anheuser-Busch Cos                                       367,300      18,956,353
==========================================================================================
0.99     COMPUTER HARDWARE
         International Business Machines                          133,200      10,715,940
==========================================================================================
1.13     DIVERSIFIED CHEMICALS
         Dow Chemical                                             368,000      12,269,120
==========================================================================================
3.82     DIVERSIFIED FINANCIAL SERVICES
         Citigroup Inc                                            610,000      26,339,800
         JP Morgan Chase & Co                                     416,900      14,987,555
==========================================================================================
                                                                               41,327,355
0.61     DIVERSIFIED METALS & MINING
         Phelps Dodge                                             168,000       6,553,680
==========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------

0.26     ELECTRIC UTILITIES
         Dominion Resources                                        44,200   $   2,863,276
==========================================================================================
1.78     ELECTRICAL COMPONENTS & EQUIPMENT
         SPX Corp(a)                                              140,000      19,250,000
==========================================================================================
2.10     GENERAL MERCHANDISE STORES
         Target Corp                                              548,000      22,714,600
==========================================================================================
1.19     HOME IMPROVEMENT RETAIL
         Lowe's Cos                                               274,000      12,921,840
==========================================================================================
1.33     HOUSEHOLD PRODUCTS
         Procter & Gamble                                         161,000      14,417,550
==========================================================================================
2.36     INDUSTRIAL CONGLOMERATES
         General Electric                                         820,000      25,534,800
==========================================================================================
0.86     INDUSTRIAL GASES
         Praxair Inc                                              166,900       9,346,400
==========================================================================================
1.66     INDUSTRIAL MACHINERY
         Illinois Tool Works                                      252,400      17,927,972
==========================================================================================
1.00     INSURANCE BROKERS
         Marsh & McLennan                                         107,200      10,816,480
==========================================================================================
6.84     INTEGRATED OIL & GAS
         Amerada Hess                                             131,600      10,824,100
         BP PLC Sponsored ADR Representing 6 Ord Shrs             289,300      14,774,551
         ChevronTexaco Corp                                       140,000      12,215,000
         Exxon Mobil                                              732,700      29,256,711
         Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs   127,756       7,026,580
==========================================================================================
                                                                               74,096,942
4.37     INTEGRATED TELECOMMUNICATION SERVICES
         AT&T Corp                                                433,063       5,183,764
         BellSouth Corp                                           200,000       6,656,000
         SBC Communications                                       473,400      16,232,886
         Verizon Communications                                   446,500      19,199,500
==========================================================================================
                                                                               47,272,150
0.34     INTEGRATED TELECOMMUNICATION
            SERVICES--LONG DISTANCE
         Qwest Communications International(a)                    711,700       3,672,372
==========================================================================================
4.35     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Lehman Brothers Holdings                                 375,500      22,905,500
         Merrill Lynch & Co                                       327,900      13,348,809
         Stilwell Financial                                       500,000      10,800,000
==========================================================================================
                                                                               47,054,309
1.03     OIL & GAS DRILLING
         GlobalSantaFe Corp                                       125,800       4,245,750
         Noble Corp(a)                                            160,800       6,885,456
==========================================================================================
                                                                               11,131,206


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------

0.98     OIL & GAS EXPLORATION & PRODUCTION
         Kerr-McGee Corp                                          181,800   $  10,560,762
==========================================================================================
0.75     PACKAGED FOODS
         Heinz (H J) Co                                           200,000       8,126,000
==========================================================================================
2.28     PAPER PRODUCTS
         Bowater Inc                                              260,000      13,618,800
         International Paper                                      256,400      11,050,840
==========================================================================================
                                                                               24,669,640
3.03     PHARMACEUTICALS
         Pfizer Inc                                               344,000      11,902,400
         Pharmacia Corp                                           200,000       8,638,000
         Wyeth                                                    220,000      12,210,000
==========================================================================================
                                                                               32,750,400
1.14     RAILROADS
         Union Pacific                                            201,000      12,309,240
==========================================================================================
2.92     SEMICONDUCTORS
         Intel Corp                                               683,900      18,889,318
         Texas Instruments                                        444,000      12,729,480
==========================================================================================
                                                                               31,618,798
0.96     TELECOMMUNICATIONS EQUIPMENT
         Nokia Corp Sponsored ADR Representing Ord Shrs           750,000      10,410,000
==========================================================================================
1.79     TOBACCO
         Philip Morris                                            339,000      19,407,750
==========================================================================================
         TOTAL COMMON STOCKS (COST $670,238,850)                              715,248,518
==========================================================================================
30.47    FIXED INCOME SECURITIES
3.96     US GOVERNMENT OBLIGATIONS
         US Treasury Notes
           3.875%, 7/31/2003                               $   22,500,000      22,865,625
           3.000%, 2/29/2004                               $   20,000,000      19,996,880
==========================================================================================
           TOTAL US GOVERNMENT OBLIGATIONS
              (Amortized Cost $42,784,397)                                     42,862,505
==========================================================================================
19.54    US GOVERNMENT AGENCY OBLIGATIONS
         Fannie Mae
           Benchmark Notes, 5.125%, 2/13/2004              $   15,000,000      15,500,070
           Gtd Mortgage Pass-Through Certificates
              5.500%, 5/1/2017                             $    7,500,000       7,482,031
              5.000%, 1/1/2017                             $   31,470,516      30,706,999
         Freddie Mac, Gold, Participation Certificates
               6.000%, 2/1/2017                            $   14,824,723      15,094,825
               6.000%, 4/1/2017                            $   12,456,971      12,683,934
               5.500%, 12/1/2016                           $   19,343,910      19,325,365
               5.000%, 11/1/2016                           $   14,598,955      14,279,114


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------

         Government National Mortgage Association I
           Gtd Mortgage Pass-Through Certificates
              6.000%, 7/15/2028                            $    7,707,080   $   7,700,969
              6.000%, 1/15/2029                            $   31,243,314      31,175,709
              6.000%, 4/15/2029                            $    7,942,546       7,925,360
              5.500%, 1/15/2017                            $   18,128,036      18,189,321
         Government National Mortgage Association I & II
           Single Issuer
              6.000%, 2/15/2029                            $   21,897,351      21,849,969
              5.500%, 1/15/2032                            $    9,944,426       9,567,159
==========================================================================================
           TOTAL US GOVERNMENT AGENCY OBLIGATIONS
              (Amortized Cost $207,911,751)                                   211,480,825
==========================================================================================
1.20     ASSET-BACKED SECURITIES--CONSUMER FINANCE
         MBNA Master Credit Card Trust II, Series 2000-A
           Class A, 7.350%, 7/16/2007 (Amortized Cost
           $11,997,955)                                    $   12,000,000      13,010,817
==========================================================================================
5.77     CORPORATE BONDS
0.23     AUTOMOBILE MANUFACTURERS
         Ford Motor Credit, Global Landmark Securities
           6.500%, 1/25/2007                               $    2,500,000       2,535,030
==========================================================================================
1.34     BANKS
         SunTrust Banks, Sr Notes, 6.250%, 6/1/2008        $   10,850,000      11,467,343
         Wells Fargo & Co, Sr Notes, 5.250%, 12/1/2007     $    3,000,000       3,018,957
==========================================================================================
                                                                               14,486,300
0.74     BREWERS
         Anheuser-Busch Cos, Notes, 5.375%, 9/15/2008      $    8,000,000       8,049,608
==========================================================================================
0.97     CONSUMER FINANCE
         Household Finance, Notes, 7.200%, 7/15/2006       $   10,000,000      10,487,550
==========================================================================================
0.84     DIVERSIFIED FINANCIAL SERVICES
         Associates Corp of North America, Sr Notes,
           5.500%, 2/15/2004                               $    8,800,000       9,094,246
==========================================================================================
0.86     PACKAGED FOODS
         CPC International, Notes, Series C, 6.150%,
           1/15/2006                                       $    8,800,000       9,276,212
==========================================================================================
0.79     RAILROADS
         Norfolk Southern, Sr Notes, 6.200%, 4/15/2009     $    8,400,000       8,564,329
==========================================================================================
           TOTAL CORPORATE BONDS (Amortized Cost $60,470,098)                  62,493,275
==========================================================================================
         TOTAL FIXED INCOME SECURITIES
           (AMORTIZED COST $323,164,201)                                      329,847,422
==========================================================================================
3.45     SHORT-TERM INVESTMENTS
3.23     COMMERCIAL PAPER--BANKS
         UBS Finance, Discount Notes, 1.810%, 6/3/2002
           (Amortized Cost $34,996,480)                    $   35,000,000      34,996,480
==========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------

0.22     REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street dated
           5/31/2002 due 6/3/2002 at 1.750%,
           repurchased at $2,339,341 (Collateralized
           by Freddie Mac, Discount Notes due
           6/7/2002, value $2,389,180) (Cost
           $2,339,000)                                     $    2,339,000   $   2,339,000
==========================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (AMORTIZED COST $37,335,480)                                        37,335,480
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $1,030,738,531)                                             $1,082,431,420
==========================================================================================

(a)    Security is non-income producing.
(b) Step-up securities are obligations which increase the interest rate at as specific point in time. Rate shown reflects current rate which may step-up at a future date.
(c) Securities acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.
(d)    Security is an affiliated company (See Notes).

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2002

                                                                                     CORE
                                                               BALANCED            EQUITY
                                                                   FUND              FUND
-----------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                         $   1,005,418,349 $   2,650,416,239
=========================================================================================
   At Value(a)                                        $   1,014,287,041  $  3,221,069,348
Cash                                                                  0            85,630
Receivables:
   Investment Securities Sold                                21,648,579         7,916,713
   Fund Shares Sold                                           1,101,324         1,379,926
   Dividends and Interest                                     4,304,077         8,755,767
Prepaid Expenses and Other Assets                                75,689           434,660
=========================================================================================
TOTAL ASSETS                                              1,041,416,710     3,239,642,044
=========================================================================================
LIABILITIES
Payables:
   Custodian                                                    353,868                 0
   Distributions to Shareholders                                 24,854           647,385
   Investment Securities Purchased                           12,587,934        11,596,765
   Fund Shares Repurchased                                    1,822,997         2,404,785
Accrued Distribution Expenses
   Investor Class                                               170,068           690,248
   Class A                                                           14                54
   Class B                                                           42               163
   Class C                                                        3,781             8,386
   Class K                                                        4,762            10,947
Accrued Expenses and Other Payables                              57,843           742,341
=========================================================================================
TOTAL LIABILITIES                                            15,026,163        16,101,074
=========================================================================================
NET ASSETS AT VALUE                                   $   1,026,390,547  $  3,223,540,970
=========================================================================================
NET ASSETS
Paid-in Capital(b)                                    $   1,245,728,153  $  2,694,719,096
Accumulated Undistributed Net Investment Income (Loss)          (26,898)         (146,342)
Accumulated Undistributed Net Realized Loss
   on Investment Securities                                (228,179,400)      (41,684,893)
Net Appreciation of Investment Securities                     8,868,692       570,653,109
=========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding$    1,026,390,547  $  3,223,540,970
=========================================================================================
NET ASSETS AT VALUE:
   Institutional Class                                $     226,032,991                --
=========================================================================================
   Investor Class                                     $     783,629,087  $  3,184,865,954
=========================================================================================
   Class A                                            $         127,355  $        297,057
=========================================================================================
   Class B                                            $          57,913  $        258,256
=========================================================================================
   Class C                                            $       4,293,768  $      9,747,472
=========================================================================================
   Class K                                            $      12,249,433  $     28,372,231
=========================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2002

                                                                                     CORE
                                                               BALANCED            EQUITY
                                                                   FUND              FUND
                                                            (CONTINUED)       (CONTINUED)
-----------------------------------------------------------------------------------------
Shares Outstanding
   Institutional Class                                       16,568,282                --
   Investor Class                                            56,817,118       274,473,224
   Class A                                                        9,287            25,706
   Class B                                                        4,223            22,378
   Class C                                                      311,007           846,770
   Class K                                                      898,280         2,487,534
=========================================================================================
NET ASSET VALUE PER SHARE:
   Institutional Class, Offering and Redemption
     Price per Share                                  $           13.64                --
   Investor Class, Offering and Redemption Price
     per Share                                        $           13.79  $          11.60
   Class A
      Redemption Price per Share                      $           13.71  $          11.56
      Offering Price per Share (Maximum sales
        charge of 5.50%)                              $           14.51  $          12.23
   Class B, Offering and Redemption Price per Share   $           13.71  $          11.54
   Class C, Offering and Redemption Price per Share   $           13.81  $          11.51
   Class K, Offering and Redemption Price per Share   $           13.64  $          11.41
=========================================================================================

(a) Investment securities at cost and value at May 31, 2002 include repurchase agreements of $7,729,000 and $3,003,000 for Balanced and Core
       Equity Funds, respectively.
(b) The INVESCO Combination Stock & Bond Funds, Inc. have 7.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 700 million have been allocated to Balanced Fund and 5 billion to Core Equity Fund: 200 million to Balanced Fund - Investor Class, 100 million to each additional class of Balanced Fund and 1 billion to each class of Core Equity Fund.


See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2002

                                                            TOTAL RETURN
                                                                    FUND
--------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                         $    1,030,738,531
==========================================================================
   At Value(a)                                        $    1,082,431,420
Receivables:
   Investment Securities Sold                                  1,060,981
   Fund Shares Sold                                            1,340,781
   Dividends and Interest                                      4,213,592
Prepaid Expenses and Other Assets                                110,807
==========================================================================
TOTAL ASSETS                                               1,089,157,581
==========================================================================
LIABILITIES
Payables:
   Custodian                                                       4,127
   Distributions to Shareholders                                  77,638
   Investment Securities Purchased                             4,079,627
   Fund Shares Repurchased                                     3,569,561
Accrued Distribution Expenses
   Investor Class                                                231,430
   Class A                                                            23
   Class B                                                            64
   Class C                                                           513
Accrued Expenses and Other Payables                              224,122
==========================================================================
TOTAL LIABILITIES                                              8,187,105
==========================================================================
NET ASSETS AT VALUE                                   $    1,080,970,476
==========================================================================
NET ASSETS
Paid-in Capital(b)                                    $    1,007,470,140
Accumulated Undistributed Net Investment Loss                   (107,081)
Accumulated Undistributed Net Realized Gain
   on Investment Securities                                   21,914,528
Net Appreciation of Investment Securities                     51,692,889
==========================================================================
NET ASSETS AT VALUE, Applicable to Shares
  Outstanding                                         $    1,080,970,476
==========================================================================
NET ASSETS AT VALUE:
   Investor Class                                     $    1,080,196,527
==========================================================================
   Class A                                            $           92,835
==========================================================================
   Class B                                            $           90,506
==========================================================================
   Class C                                            $          590,608
==========================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2002

                                                            TOTAL RETURN
                                                                    FUND
                                                              (CONTINUED)
--------------------------------------------------------------------------
Shares Outstanding
   Investor Class                                             44,497,382
   Class A                                                         3,855
   Class B                                                         3,759
   Class C                                                        25,029
==========================================================================
NET ASSET VALUE PER SHARE:
   Investor Class, Offering and Redemption Price
     per Share                                        $            24.28
   Class A
      Redemption Price per Share                      $            24.08
      Offering Price per Share (Maximum sales
      charge of 5.50%)                                $            25.48
   Class B, Offering and Redemption Price per Share   $            24.08
   Class C, Offering and Redemption Price per Share   $            23.60
==========================================================================
(a)    Investment securities at cost and value at May 31, 2002 includes a repurchase agreement of $2,339,000.
(b)    The INVESCO Combination Stock & Bond Funds, Inc. have 7.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 1.3 billion have been allocated to Total Return Fund: 300 million to each class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
YEAR ENDED MAY 31, 2002 (NOTE 1)
                                                                                     CORE
                                                               BALANCED            EQUITY
                                                                   FUND              FUND
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                             $       8,338,188   $    49,718,713
Dividends from Affiliated Investment Companies                  813,944         1,633,144
Interest                                                     23,087,441        29,561,725
   Foreign Taxes Withheld                                       (26,249)         (476,124)
=========================================================================================
   TOTAL INCOME                                              32,213,324        80,437,458
=========================================================================================
EXPENSES
Investment Advisory Fees                                      6,202,620        17,394,237
Distribution Expenses                                         2,409,867         8,921,220
Transfer Agent Fees                                           3,749,259         6,215,641
Administrative Services Fees                                    520,986         1,597,150
Custodian Fees and Expenses                                     119,390           315,285
Directors' Fees and Expenses                                     45,594           119,592
Interest Expenses                                                 3,029             4,342
Professional Fees and Expenses                                   50,603           119,151
Registration Fees and Expenses - Institutional Class             23,691                --
Registration Fees and Expenses - Investor Class                  34,796            69,172
Reports to Shareholders                                         187,688         1,019,583
Other Expenses                                                   54,984           153,105
=========================================================================================
   TOTAL EXPENSES                                            13,402,507        35,928,478
   Fees and Expenses Absorbed/Reimbursed by
      Investment Adviser                                         (4,670)                0
   Fees and Expenses Paid Indirectly                             (2,762)         (306,297)
=========================================================================================
      NET EXPENSES                                           13,395,075        35,622,181
=========================================================================================
NET INVESTMENT INCOME                                        18,818,249        44,815,277
=========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                 (139,683,855)      (33,245,896)
Change in Net Appreciation/Depreciation of Investment
   Securities                                               (31,166,727)     (511,535,308)
=========================================================================================
NET LOSS ON INVESTMENT SECURITIES                          (170,850,582)     (544,781,204)
=========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS            $    (152,032,333)  $  (499,965,927)
=========================================================================================

See Notes to Financial Statements

INVESCO COMBINATION STOCK & BOND FUNDS, INC.
Year Ended May 31, 2002 (Note 1)

                                                                  TOTAL RETURN
                                                                          FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                      $    15,091,367
Dividends from Affiliated Investment Companies                          32,095
Interest                                                            23,243,560
Securities Loaned Income                                                11,178
   Foreign Taxes Withheld                                             (119,340)
================================================================================
   TOTAL INCOME                                                     38,258,860
================================================================================
EXPENSES
Investment Advisory Fees                                             8,265,061
Distribution Expenses                                                3,137,799
Transfer Agent Fees                                                  6,541,084
Administrative Services Fees                                           215,046
Custodian Fees and Expenses                                            127,649
Directors' Fees and Expenses                                            49,040
Interest Expenses                                                        1,600
Professional Fees and Expenses                                          57,292
Registration Fees and Expenses - Investor Class                         48,023
Reports to Shareholders                                                109,720
Other Expenses                                                          58,108
================================================================================
   TOTAL EXPENSES                                                   18,610,422
   Fees and Expenses Paid Indirectly                                    (3,309)
================================================================================
      NET EXPENSES                                                  18,607,113
================================================================================
NET INVESTMENT INCOME                                               19,651,747
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                          40,509,373
Change in Net Appreciation/Depreciation of Investment
    Securities                                                    (129,974,628)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                  (89,465,255)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                     $   (69,813,508)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
BALANCED FUND
                                                                     YEAR ENDED MAY 31
-----------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                (Note 1)          (Note 1)
OPERATIONS
Net Investment Income                                    $   18,818,249     $  21,976,947
Net Realized Loss                                          (139,683,855)      (84,859,556)
Change in Net Appreciation/Depreciation                     (31,166,727)       (4,160,757)
=========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                 (152,032,333)      (67,043,366)
=========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Institutional Class                                       (4,989,827)       (3,694,550)
   Investor Class                                           (13,983,728)      (33,828,234)
   Class A                                                       (1,242)               --
   Class B                                                         (511)               --
   Class C                                                      (24,293)         (139,953)
   Class K                                                     (248,610)               (8)
=========================================================================================
TOTAL DISTRIBUTIONS                                         (19,248,211)      (37,662,745)
=========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Institutional Class                                      129,018,119       180,362,699
   Investor Class                                           308,633,173       819,277,065
   Class A                                                      128,640                --
   Class B                                                       59,318                --
   Class C                                                    8,474,793        17,171,027
   Class K                                                   14,504,827             1,064
Reinvestment of Distributions
   Institutional Class                                        4,989,827         3,693,068
   Investor Class                                            13,828,226        33,429,550
   Class A                                                        1,242                --
   Class B                                                          511                --
   Class C                                                       19,826           130,410
   Class K                                                      248,610                 8
=========================================================================================
                                                            479,907,112     1,054,064,891
Amounts Paid for Repurchases of Shares
   Institutional Class                                      (28,508,579)      (25,500,321)
   Investor Class                                          (483,435,395)     (317,710,608)
   Class C                                                  (11,537,947)      (10,189,103)
   Class K                                                   (1,803,768)              (64)
=========================================================================================
                                                           (525,285,689)     (353,400,096)
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             (45,378,577)      700,664,795
=========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (216,659,121)      595,958,684
NET ASSETS
Beginning of Period                                       1,243,049,668       647,090,984
=========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Income of
   ($26,898) and $66,391, respectively)                  $1,026,390,547    $1,243,049,668
=========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
CORE EQUITY FUND
                                                                     YEAR ENDED MAY 31
-----------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                (Note 1)         (Note 1)
OPERATIONS
Net Investment Income                                    $   44,815,277     $  63,057,198
Net Realized Gain (Loss)                                    (33,245,896)      126,482,535
Change in Net Appreciation/Depreciation                    (511,535,308)     (210,121,555)
=========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                 (499,965,927)      (20,581,822)
=========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                                          (165,670,113)     (402,095,047)
   Class A                                                       (2,047)               --
   Class B                                                       (1,781)               --
   Class C                                                     (359,720)         (637,553)
   Class K                                                     (739,296)               (1)
=========================================================================================
TOTAL DISTRIBUTIONS                                        (166,772,957)     (402,732,601)
=========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                           603,172,593       710,984,476
   Class A                                                      303,006                --
   Class B                                                      262,620                --
   Class C                                                   13,639,460        21,679,201
   Class K                                                   29,970,996             1,000
Reinvestment of Distributions
   Investor Class                                           154,372,395       375,212,809
   Class A                                                        1,436                --
   Class B                                                        1,309                --
   Class C                                                      349,517           579,565
   Class K                                                      739,271                 1
=========================================================================================
                                                            802,812,603     1,108,457,052
Amounts Paid for Repurchases of Shares
   Investor Class                                         (1,028,601,609)    (949,466,303)
   Class A                                                          (46)               --
   Class C                                                  (12,826,301)      (12,373,550)
   Class K                                                   (1,534,657)               --
=========================================================================================
                                                         (1,042,962,613)     (961,839,853)
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                            (240,150,010)      146,617,199
=========================================================================================
TOTAL DECREASE IN NET ASSETS                               (906,888,894)     (276,697,224)
NET ASSETS
Beginning of Period                                       4,130,429,864     4,407,127,088
=========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss of
   ($146,342) and ($161,007), respectively)              $3,223,540,970    $4,130,429,864
=========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
TOTAL RETURN FUND
                                                                     YEAR ENDED MAY 31
-----------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                (Note 1)         (Note 1)
OPERATIONS
Net Investment Income                                    $   19,651,747     $  36,648,083
Net Realized Gain                                            40,509,373        39,512,897
Change in Net Appreciation/Depreciation                    (129,974,628)      (75,102,599)
=========================================================================================
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                   (69,813,508)        1,058,381
=========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                                           (55,124,752)      (85,056,288)
   Class A                                                       (1,067)               --
   Class B                                                         (973)               --
   Class C                                                      (17,443)          (19,197)
=========================================================================================
TOTAL DISTRIBUTIONS                                         (55,144,235)      (85,075,485)
=========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                           312,906,719       608,115,968
   Class A                                                       93,238                --
   Class B                                                       91,181                --
   Class C                                                    9,997,919        13,191,425
Reinvestment of Distributions
   Investor Class                                            54,393,521        84,093,651
   Class A                                                        1,067                --
   Class B                                                          413                --
   Class C                                                       17,443             1,060
=========================================================================================
                                                            377,501,501       705,402,104
Amounts Paid for Repurchases of Shares
   Investor Class                                          (624,755,474)   (1,472,527,387)
   Class C                                                   (9,695,008)      (12,889,413)
=========================================================================================
                                                           (634,450,482)   (1,485,416,800)
NET DECREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                            (256,948,981)     (780,014,696)
=========================================================================================
TOTAL DECREASE IN NET ASSETS                               (381,906,724)     (864,031,800)
NET ASSETS
Beginning of Period                                       1,462,877,200     2,326,909,000
=========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss
   of ($107,081) and ($79,089), respectively)            $1,080,970,476    $1,462,877,200
=========================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO COMBINATION STOCK & BOND FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Combination Stock & Bond Funds, Inc. is incorporated in Maryland and presently consists of three separate funds: Balanced Fund, Core Equity Fund (formerly Equity Income
Fund) and Total Return Fund (individually the "Fund" and collectively, the "Funds"). Effective April 1, 2002, Equity Income Fund's name changed to Core Equity Fund. The investment objectives of the Funds are: to achieve a high total return on investments through capital appreciation and current income for Balanced and Total Return Funds; and to seek the best possible current income for Core Equity Fund. INVESCO Combination Stock & Bond Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective April 1, 2002, Balanced, Core Equity and Total Return Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Effective July 3, 2000, Balanced Fund began offering an additional class of shares, referred to as Institutional Class shares. Effective December 14, 2000, Balanced Fund and Core Equity Fund began offering an additional class of shares, referred to as Class K shares. Total Return Fund's Class K shares were effective September 30, 2001. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions. Certain prior year information has been restated to conform to current year presentation.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended May 31, 2002, the Funds invested in INVESCO Treasurer's Series Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of U.S. Governmental agencies or instrumentalities may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions from ordinary income, long-term capital gains and of the ordinary income distributions declared for the year ended May 31, 2002, amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                       ORDINARY INCOME     LONG-TERM CAPITAL      QUALIFYING
FUND                     DISTRIBUTIONS    GAIN DISTRIBUTIONS      PERCENTAGE
--------------------------------------------------------------------------------
Balanced Fund           $   19,248,211        $            0          43.17%
Core Equity Fund            44,706,262           122,066,695          98.73%
Total Return Fund           19,208,537            35,935,698          72.25%

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting prinicples generally accepted in the United States. The Fund may use a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as a dividends paid deduction from net investment income and realized capital gains. For the fiscal year ended May 31, 2002, Total Return Fund used this practice and generated a long-term capital gain dividends paid deduction of $40,939,309.

During the current fiscal year, the Fund adopted the revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, which requires disclosure of tax components. The tax components of the Fund at May 31, 2002 include:

NOTES TO FINANCIAL STATEMENTS

                                COST OF        GROSS TAX        GROSS TAX               NET TAX
                        INVESTMENTS FOR       UNREALIZED       UNREALIZED          APPRECIATION
FUND                       TAX PURPOSES     APPRECIATION     DEPRECIATION        ON INVESTMENTS
------------------------------------------------------------------------------------------------
Balanced Fund            $1,011,395,675   $   63,151,845   $   60,260,479        $    2,891,366
Core Equity Fund          2,659,857,619      736,495,146      175,283,417           561,211,729
Total Return Fund         1,035,895,870      131,136,837       84,601,287            46,535,550


                                                              ACCUMULATED     CUMULATIVE EFFECT
                          UNDISTRIBUTED      ACCUMULATED     CAPITAL LOSS              OF OTHER
FUND                    ORDINARY INCOME    CAPITAL GAINS       CARRYOVERS    TIMING DIFFERENCES
------------------------------------------------------------------------------------------------
Balanced Fund            $            0   $            0   $ (160,014,996)       $  (62,213,976)
Core Equity Fund                317,465                0      (32,243,513)             (463,807)
Total Return Fund             7,844,326       19,310,571                0              (190,110)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals.

Capital loss carryovers expire in the year 2010. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

The cumulative effect of other timing differences includes deferred post-October 31 capital losses and deferred director's fees. Deferred post-October 31 capital losses are: Balanced Fund $62,187,078.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States and federal income tax purposes, permanent and temporary differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Total Return Fund reclassified $7,036,174 of undistributed net realized losses to paid-in capital.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Core Equity Fund are reduced by credits earned from security brokerage transactions under certain broker/ service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                                AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                              $500       $700         $1         $2         $4         $6
                            $0 TO      $0 TO    $350 TO    MILLION    MILLION    BILLION    BILLION    BILLION    BILLION      OVER
                             $350       $500       $700      TO $1      TO $2      TO $2      TO $4      TO $6      TO $8        $8
FUND                      MILLION    MILLION    MILLION    BILLION    BILLION    BILLION    BILLION    BILLION    BILLION   BILLION
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund               0.60%         --      0.55%         --      0.50%         --      0.45%      0.40%     0.375%      0.35%
Core Equity Fund            0.60%         --      0.55%         --      0.50%         --      0.45%      0.40%     0.375%      0.35%
Total Return Fund              --      0.75%         --      0.65%         --      0.50%      0.45%      0.40%     0.375%      0.35%

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the year/period ended May 31, 2002, amounts paid to the Distributor were as follows:

                             INVESTOR          CLASS          CLASS           CLASS         CLASS
FUND                            CLASS              A              B               C             K
--------------------------------------------------------------------------------------------------
Balanced Fund            $  2,378,148     $        5      $      15      $   65,828   $     27,615
Core Equity Fund            8,937,070             14             49         100,224         53,124
Total Return Fund           3,211,958              1              8           6,844             --

If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the period ended May 31, 2002, for Class B were as follows:

                                                             DISTRIBUTOR'S         DISTRIBUTOR'S
                                                                 AGGREGATE          UNREIMBURSED
                                                              UNREIMBURSED         EXPENSES AS %
                                     AMOUNT RETAINED              EXPENSES         OF NET ASSETS
FUND                                  BY DISTRIBUTOR            UNDER PLAN              OF CLASS
--------------------------------------------------------------------------------------------------
Balanced Fund - Class B Plan            $         57          $      1,688                 2.91%
Core Equity Fund - Class B Plan                  218                 8,490                 3.29%
Total Return Fund - Class B Plan                  77                 3,023                 3.34%

Distribution Expenses for each class as presented in the Statement of Operations for the year/period ended May 31, 2002 were as follows:

                            INVESTOR          CLASS          CLASS           CLASS         CLASS
FUND                           CLASS              A              B               C             K
--------------------------------------------------------------------------------------------------
Balanced Fund           $  2,315,048     $       18      $      57      $   62,368   $     32,376
Core Equity Fund           8,756,785             68            212         100,084         64,071
Total Return Fund          3,130,760             24             72           6,943             --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the year/period ended May 31, 2002 were as follows:

                         INSTITUTIONAL        INVESTOR          CLASS          CLASS           CLASS         CLASS
FUND                             CLASS           CLASS              A              B               C             K
--------------------------------------------------------------------------------------------------------------------
Balanced Fund             $    639,743    $  3,068,332     $        8      $       9      $   20,966   $     20,201
Core Equity Fund                    --       6,170,161             21             22          25,164         20,273
Total Return Fund                   --       6,536,082              6             11           4,985             --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045%, 0.045% and 0.015% for Balanced, Core Equity and Total Return Funds, respectively, of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. Effective May 13, 2002, Total Return Fund will pay IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Funds. For the year ended May 31, 2002, total fees voluntarily absorbed by IFG for Balanced Fund - Class C were $4,670. Effective June 1, 2002, IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after which IFG incurred the expense.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended May 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                            PURCHASES                 SALES
--------------------------------------------------------------------------------
Balanced Fund                              $  618,933,245      $    699,948,735
Core Equity Fund                              792,585,171         1,120,386,082
Total Return Fund                             274,418,494           492,546,734

For the year ended May 31, 2002, the aggregate cost of purchases and proceeds from the sales of U.S. Government securities were as follows:

FUND                                            PURCHASES                 SALES
--------------------------------------------------------------------------------
Balanced Fund                              $  304,420,059      $    280,622,489
Core Equity Fund                               43,487,685           112,605,710
Total Return Fund                             378,794,253           419,365,750

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the year ended May 31, 2002, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                 UNFUNDED
                            PENSION               ACCRUED               PENSION
FUND                       EXPENSES         PENSION COSTS             LIABILITY
--------------------------------------------------------------------------------
Balanced Fund        $        1,535        $            0        $       27,943
Core Equity Fund              1,241               128,940               592,750
Total Return Fund                 0                 3,422               193,564

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the year ended May 31, 2002, in which the issuer was an affiliate of the Fund, is as follows:


                                                                                   REALIZED
                                   PURCHASES                   SALES         GAIN (LOSS) ON
                      -------------------------------------------------------    INVESTMENT         VALUE AT
AFFILIATE                SHARES            COST       SHARES        PROCEEDS     SECURITIES        5/31/2002
-----------------------------------------------------------------------------------------------------------
BALANCED FUND
INVESCO Treasurer's
   Series Money
   Market Reserve
   Fund              15,789,785    $ 15,789,785   52,197,945    $ 52,197,945             --               --

CORE EQUITY FUND
INVESCO Treasurer's
   Series Money
   Market Reserve
   Fund              21,629,350      21,629,350   10,000,000      10,000,000             --     $ 78,599,463

TOTAL RETURN FUND
INVESCO Treasurer's
   Series Money
   Market Reserve
   Fund                      --              --   10,017,287      10,017,287             --               --

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations.

NOTE 6 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. During the year ended May 31, 2002, there were no such securities lending arrangements for Balanced and Core Equity Funds.

NOTE 7 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended May 31, 2002, Core Equity and Total Return Funds borrowed cash at a weighted average rate ranging from 3.98% to 4.51% and interest expenses amounted to $1,505 and $1,600, respectively. During that period, Balanced, Core Equity and Total Return Funds lent cash at a weighted average rate ranging from 2.01% to 3.98% and interest income amounted to $9,690, $190,359 and $2,040, respectively.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value for each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the year ended May 31, 2002, Balanced and Core Equity Funds borrowed cash at a weighted average rate ranging from 2.38% to 2.40%, and interest expenses amounted to $2,828 and $2,837, respectively. During the year ended May 31, 2002, there were no such borrowings for Total Return Fund.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC fee. The CDSC fee may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year/period ended May 31, 2002, the Distributor received the following CDSC fees from Class A, Class B and Class C shareholders:

FUND                           CLASS A             CLASS B            CLASS C
--------------------------------------------------------------------------------
Balanced Fund           $            0      $            0     $        8,343
Core Equity Fund                     0                   0              9,024
Total Return Fund                    0                   0                106

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the year/period ended May 31, 2002 and the year/period ended May 31, 2001 were as follows:

                                        BALANCED FUND                       CORE EQUITY FUND                     TOTAL RETURN FUND
                                      YEAR ENDED MAY 31                     YEAR ENDED MAY 31                    YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                  2002                2001               2002              2001                2002             2001
                               (Note 1)            (Note 1)           (Note 1)          (Note 1)            (Note 1)
Shares Sold
   Institutional Class       8,973,871          10,506,843                 --                --                  --               --
   Investor Class           21,274,949          46,952,802         49,562,641        48,315,772          12,363,324       22,943,166
   Class A                       9,197                  --             25,586                --               3,811               --
   Class B                       4,186                  --             22,265                --               3,742               --
   Class C                     580,104           1,006,626          1,126,894         1,498,859             404,057          504,505
   Class K                   1,006,617                  62          2,553,975                70                  --               --
Shares Issued from
   Reinvestment of Distributions
      Institutional Class      354,117             223,878                 --                --                  --               --
        Investor Class         963,572           2,001,790         13,026,257        27,078,665           2,193,619        3,230,020
        Class A                     90                  --                124            42,290                  44               --
        Class B                     37                  --                113                --                  17               --
        Class C                  1,369               7,838             29,820                --                 724               42
        Class K                 17,628                   0             63,627                 0                  --               --
====================================================================================================================================
                            33,185,737          60,699,839         66,411,302        76,935,656          14,969,338       26,677,733
Shares Repurchased
   Institutional Class      (1,992,029)         (1,498,398)                --                --                  --               --
   Investor Class          (33,417,240)        (18,494,404)       (84,345,529)      (64,256,014)        (24,729,012)    (55,393,903)
   Class A                           0                  --                 (4)               --                   0               --
   Class C                    (801,596)           (608,510)        (1,065,563)        (876,094)            (392,568)       (492,107)
   Class K                    (126,023)                 (4)          (130,138)                0                  --               --
====================================================================================================================================
                           (36,336,888)        (20,601,316)       (85,541,234)     (65,132,108)         (25,121,580)    (55,886,010)
NET INCREASE
   (DECREASE) IN
   FUND SHARES              (3,151,151)         40,098,523        (19,129,932)       11,803,548         (10,152,242)    (29,208,277)
====================================================================================================================================
                             ---------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Combination Stock & Bond Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Balanced Fund, INVESCO Core Equity Fund (formerly INVESCO Equity Income Fund) and INVESCO Total Return Fund (constituting INVESCO Combination Stock & Bond Funds, Inc., hereafter referred to as the "Fund") at May 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
July 3, 2002

FINANCIAL HIGHLIGHTS

BALANCED FUND--INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             YEAR         PERIOD
                                                            ENDED          ENDED
                                                           MAY 31         MAY 31
--------------------------------------------------------------------------------
                                                             2002        2001(a)

PER SHARE DATA

Net Asset Value-- Beginning of Period                  $    15.93     $   17.74
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                        0.29          0.35
Net Losses on Securities (Both Realized and Unrealized)     (2.23)        (1.50)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (1.94)        (1.15)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                             0.35(b)       0.66
================================================================================
Net Asset Value--End of Period                         $    13.64     $   15.93
================================================================================

TOTAL RETURN                                               (12.20%)   (6.59%)(c)

RATIOS

Net Assets--End of Period ($000 Omitted)               $  226,167     $ 147,041
Ratio of Expenses to Average Net Assets(d)(e)                0.96%      1.01%(f)
Ratio of Net Investment Income to Average Net Assets(e)      1.85%      2.16%(f)
Portfolio Turnover Rate                                        87%        67%(g)

(a) From July 3, 2000, since inception of Class, to May 31, 2001.
(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended May 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19% (annualized), and ratio of net investment income to average net assets would have been 1.98% (annualized).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2001.

FINANCIAL HIGHLIGHTS

BALANCED FUND--INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                              PERIOD
                                                                                               ENDED
                                                               YEAR ENDED MAY 31              MAY 31             YEAR ENDED JULY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                          2002         2001          2000      1999(a)           1998       1997
PER SHARE DATA

Net Asset Value-- Beginning of Period               $     15.99    $    17.18    $   16.78    $   15.71    $   15.86     $   13.36
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.24          0.34         0.32         0.24         0.33          0.34
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                         (2.22)        (0.95)       0.92         1.73          1.50          3.37
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (1.98)        (0.61)        1.24         1.97         1.83          3.71
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                           0.22(b)       0.58         0.84         0.90         1.98          1.21
====================================================================================================================================
Net Asset Value-- End of Period                     $     13.79    $    15.99    $   17.18    $   16.78    $   15.71     $   15.86
====================================================================================================================================

TOTAL RETURN                                            (12.37%)       (3.65%)       7.47%       13.12%(c)    12.90%        29.27%

RATIOS

Net Assets--End of Period ($000 Omitted)            $   784,095    $1,087,540    $ 644,957    $ 324,838     $216,624     $ 161,921
Ratio of Expenses to Average Net Assets(d)(e)             1.22%         1.07%        1.15%        1.21%(f)     1.22%         1.29%
Ratio of Net Investment Income to
   Average Net Assets(e)                                  1.63%         2.07%        1.98%        1.94%(f)     2.18%         2.46%
Portfolio Turnover Rate                                     87%           67%          89%         100%(c)      108%          155%

(a) From August 1, 1998 to May 31, 1999.
(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.34% and ratio of net investment income to average net assets would have been 2.41%.
(f) Annualized

FINANCIAL HIGHLIGHTS

BALANCED FUND--CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         CLASS A      CLASS B

                                                          PERIOD       PERIOD
                                                           ENDED        ENDED
                                                          MAY 31       MAY 31
--------------------------------------------------------------------------------
                                                            2002(a)      2002(a)

PER SHARE DATA
Net Asset Value--Beginning of Period                    $  14.45     $  14.45
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.02         0.02
Net Losses on Securities (Both Realized and Unrealized)    (0.62)       (0.64)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (0.60)       (0.62)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                            0.14(b)      0.12
================================================================================
Net Asset Value--End of Period                          $  13.71     $  13.71
================================================================================

TOTAL RETURN(c)                                          (4.19%)(d)   (4.28%)(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                $    127     $    58
Ratio of Expenses to Average Net Assets(e)                 1.04%(f)     1.77%(f)
Ratio of Net Investment Income to Average Net Assets       1.56%(f)     1.01%(f)
Portfolio Turnover Rate                                      87%(g)       87%(g)

(a) From April 1, 2002, since inception of Class, to May 31, 2002.
(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.
(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.

FINANCIAL HIGHLIGHTS

BALANCED FUND--CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    PERIOD
                                                                     ENDED
                                               YEAR ENDED MAY 31    MAY 31
--------------------------------------------------------------------------------
                                               2002        2001       2000(a)


PER SHARE DATA
Net Asset Value--Beginning of Period       $  15.94     $  17.05    $ 17.38
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.19         0.28       0.17
Net Losses on Securities (Both Realized
  and Unrealized)                             (2.27)       (0.99)     (0.25)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (2.08)       (0.71)     (0.08)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.05(b)      0.40       0.25
================================================================================
Net Asset Value--End of Period             $  13.81     $  15.94    $ 17.05
================================================================================

TOTAL RETURN(c)                              (13.08%)      (4.25%)    (0.46%)(d)


RATIOS

Net Assets--End of Period ($000 Omitted)   $   4,296    $  8,468    $ 2,134
Ratio of Expenses to Average Net Assets(e)(f)  2.00%       1.81%       1.77%(g)
Ratio of Net Investment Income to Average
  Net Assets(f)                                0.89%       1.36%       1.57%(g)
Portfolio Turnover Rate                          87%         67%         89%(h)


(a) From February 15, 2000, since inception of Class, to May 31, 2000.
(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.07% and ratio of net investment income to average net assets would have been 0.82%.
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2000.

FINANCIAL HIGHLIGHTS

BALANCED FUND--CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          PERIOD       PERIOD
                                                           ENDED        ENDED
                                                          MAY 31       MAY 31
--------------------------------------------------------------------------------
                                                           2002        2001(a)

PER SHARE DATA

Net Asset Value--Beginning of Period                  $   15.96    $   17.36
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.17          0.13
Net Losses on Securities (Both Realized and Unrealized)   (2.16)       (1.39)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (1.99)       (1.26)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                           0.33(b)      0.14
================================================================================
Net Asset Value--End of Period                        $   13.64    $   15.96
================================================================================

TOTAL RETURN                                             (12.55%)     (7.25%)(c)

RATIOS

Net Assets--End of Period ($000 Omitted)              $  12,257    $      1
Ratio of Expenses to Average Net Assets(d)(e)             1.39%       1.47%(f)
Ratio of Net Investment Income to Average Net Assets(e)   1.26%       1.65%(f)
Portfolio Turnover Rate                                     87%         67%(g)

(a) From December 14, 2000, since inception of Class, to May 31, 2001.
(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended May 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.09% (annualized) and ratio of net investment income to average net assets would have been 0.03% (annualized).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2001.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND--INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                              PERIOD
                                                                                               ENDED
                                                                 YEAR ENDED MAY 31            MAY 31        YEAR ENDED JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
                                                         2002         2001          2000      1999(a)           1998      1997
PER SHARE DATA
Net Asset Value--Beginning of Period                $   13.91   $    15.45   $    15.85    $   16.18   $    15.31     $   13.21
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                    0.16         0.22         0.24         0.30         0.38          0.35
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                       (1.88)       (0.31)       1.05         1.19          2.54          3.05
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                        (1.72)       (0.09)        1.29         1.49         2.92          3.40
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                         0.59         1.45         1.69         1.82         2.05          1.30
====================================================================================================================================
Net Asset Value-- End of Period                   $     11.60$       13.91$       15.45$       15.85$       16.18$        15.31
====================================================================================================================================

TOTAL RETURN                                          (12.42%)      (0.45%)       8.46%       10.31%(b)    20.55%        27.33%

RATIOS

Net Assets--End of Period ($000 Omitted)          $ 3,184,866   $4,120,025   $4,405,739   $4,845,036   $5,080,735  $ 4,574,675
Ratio of Expenses to Average Net Assets(c)(d)           1.02%        0.96%        0.93%      0.90%(e)       0.90%        0.95%
Ratio of Net Investment Income to
   Average Net Assets(d)                                1.27%        1.47%        1.52%        2.10%(e)     2.35%         2.54%
Portfolio Turnover Rate                                   25%          36%          50%          47%(b)       58%           47%

(a) From July 1, 1998 to May 31, 1999.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the period ended May 31, 1999 and the years ended June 30, 1998 and 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.91% (annualized), 0.90% and 0.98%, respectively, and ratio of net investment income to average net assets would have been 2.09% (annualized), 2.35% and 2.51%, respectively.
(e) Annualized

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND--CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         CLASS A      CLASS B

                                                          PERIOD       PERIOD
                                                           ENDED        ENDED
                                                          MAY 31       MAY 31
--------------------------------------------------------------------------------
                                                           2002(a)       2002(a)

PER SHARE DATA
Net Asset Value--Beginning of Period                    $  12.34      $  12.34
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.01          0.01
Net Losses on Securities (Both Realized and Unrealized)    (0.71)        (0.73)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (0.70)        (0.72)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                            0.08          0.08
================================================================================
Net Asset Value--End of Period                          $  11.56     $   11.54
================================================================================

TOTAL RETURN(b)                                           (5.67%)(c)  (5.83%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                   $297      $    258
Ratio of Expenses to Average Net Assets(d)                 0.99%(e)     1.62%(e)
Ratio of Net Investment Income to Average Net Assets       1.41%(e)     0.84%(e)
Portfolio Turnover Rate                                      25%(f)       25%(f)

(a) From April 1, 2002, since inception of Class, to May 31, 2002.
(b) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND--CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       PERIOD
                                                                       ENDED
                                             YEAR ENDED MAY 31         MAY 31
--------------------------------------------------------------------------------
                                                2002         2001        2000(a)

PER SHARE DATA
Net Asset Value--Beginning of Period         $   13.77    $ 15.32     $  14.55
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.05       0.18         0.12
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (1.86)     (0.38)        0.84
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (1.81)     (0.20)        0.96
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.45       1.35         0.19
================================================================================
Net Asset Value--End of Period               $   11.51    $ 13.77     $  15.32
================================================================================

TOTAL RETURN(b)                                (13.17%)    (1.22%)      6.66%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)     $  9,747    $ 10,404     $ 1,388
Ratio of Expenses to Average Net Assets(d)       1.90%       1.73%      1.67%(e)
Ratio of Net Investment Income to Average
  Net Assets                                     0.40%       0.75%      0.94%(e)
Portfolio Turnover Rate                            25%         36%        50%(f)


(a) From February 15, 2000, since inception of Class, to May 31, 2000.
(b) The applicable CDSC fees are not included in the Total Return calculation.
(c) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2000.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND--CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     YEAR              PERIOD
                                                    ENDED               ENDED
                                                   MAY 31              MAY 31
--------------------------------------------------------------------------------
                                                     2002             2001(a)

PER SHARE DATA
Net Asset Value--Beginning of Period            $   13.84           $   14.38
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                         0.20               (0.05)
Net Losses on Securities (Both Realized and
  Unrealized)                                       (1.98)              (0.48)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                    (1.78)              (0.53)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                     0.65                0.01
================================================================================
Net Asset Value--End of Period                 $    11.41          $    13.84
================================================================================

TOTAL RETURN                                     (12.91%)             (3.68%)(b)

RATIOS

Net Assets--End of Period ($000 Omitted)       $  28,372           $      1
Ratio of Expenses to Average Net Assets(c)         1.18%                3.00%(d)
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                108%              (0.71%)(d)
Portfolio Turnover Rate                              25%                  36%(e)

(a) From December 14, 2000, since inception of Class, to May 31, 2001.
(b) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.
(c) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(d) Annualized
(e) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2001.

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND--INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                              PERIOD
                                                                                               ENDED
                                                                 YEAR ENDED MAY 31            MAY 31        YEAR ENDED AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                         2002         2001          2000      1999(a)           1998      1997
PER SHARE DATA
Net Asset Value--Beginning of Period               $      26.75   $    27.74   $    32.37   $    28.16    $   27.77    $    22.60
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.39         0.55         0.81         0.60         0.83          0.77
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                         (1.74)       (0.29)       (3.47)        5.03         0.87          5.26
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (1.35)        0.26        (2.66)        5.63         1.70          6.03
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                           1.12         1.25         1.97         1.42         1.31          0.86
====================================================================================================================================
Net Asset Value--End of Period                     $      24.28  $     26.75   $    27.74   $    32.37   $    28.16   $     27.77
====================================================================================================================================

TOTAL RETURN                                             (5.13%)       1.08%       (8.29%)      20.27%(b)     6.02%        27.01%

RATIOS

Net Assets--End of Period ($000 Omitted)             $1,080,197   $1,462,543   $2,326,899    $3,418,746   $2,561,016   $ 1,845,594

Ratio of Expenses to Average Net Assets(c)(d)             1.49%        1.27%        1.00%      0.83%(e)        0.79%         0.86%
Ratio of Net Investment Income to
   Average Net Assets(d)                                  1.57%        1.98%        2.60%        2.61%(e)     2.82%          3.11%
Portfolio Turnover Rate                                     54%          76%          49%           7%(b)       17%             4%

(a) From September 1, 1998 to May 31, 1999.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Advisor, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the period ended May 31, 1999 and the year ended August 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.84% (annualized) and 0.80%, respectively, and ratio of net investment income to average net assets would have been 2.60% (annualized) and 2.81%, respectively.
(e) Annualized

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND--CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         CLASS A      CLASS B

                                                          PERIOD       PERIOD
                                                           ENDED        ENDED
                                                          MAY 31       MAY 31
--------------------------------------------------------------------------------
                                                           2002(a)       2002(a)

PER SHARE DATA
Net Asset Value--Beginning of Period                   $    25.28   $   25.28
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                        0.03        0.02
Net Losses on Securities (Both Realized and Unrealized)     (0.95)      (0.96)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (0.92)      (0.94)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                             0.28        0.26
================================================================================
Net Asset Value--End of Period                         $    24.08   $   24.08
================================================================================
TOTAL RETURN(b)                                         (3.64%)(c)    (3.76%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)               $     93     $      91
Ratio of Expenses to Average Net Assets(d)                1.18%(e)      1.86%(e)
Ratio of Net Investment Income to Average Net Assets      2.11%(e)      1.27%(e)
Portfolio Turnover Rate                                     54%(f)        54%(f)

(a) From April 1, 2002, since inception of Class, to May 31, 2002.
(b) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.

TOTAL RETURN FUND--CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      PERIOD
                                                                       ENDED
                                               YEAR ENDED MAY 31      MAY 31
--------------------------------------------------------------------------------
                                                2002       2001          2000(a)

PER SHARE DATA
Net Asset Value--Beginning of Period          $  26.07    $ 27.30     $  26.71
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.05       0.43         0.29
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                       (1.71)     (0.94)        0.87
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (1.66)     (0.51)        1.16
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.81       0.72         0.57
================================================================================
Net Asset Value--End of Period                $  23.60    $ 26.07     $  27.30
================================================================================

TOTAL RETURN(b)                                 (6.44%)    (1.78%)      4.40%(c)

RATIOS

Net Assets--End of Period ($000 Omitted)     $    591     $  334      $    10
Ratio of Expenses to Average Net Assets(d)       2.59%      2.30%       2.94%(e)
Ratio of Net Investment Income to Average Net
  Assets                                         0.46%      0.84%       1.46%(e)
Portfolio Turnover Rate                            54%        76%         49%(f)

(a) From February 15, 2000, since inception of Class, to May 31, 2000.
(b) The applicable CDSC fees are not included in the Total Return calculation.
(c) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2000.

OTHER INFORMATION

UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                                                                                                NUMBER OF
                                                                                                 FUNDS IN
                      POSITION(S) HELD WITH                                                          FUND
                            COMPANY, TERM OF                                                      COMPLEX                   OTHER
                           OFFICE AND LENGTH                         PRINCIPAL OCCUPATION(S)  OVERSEEN BY           DIRECTORSHIPS
NAME, ADDRESS AND AGE        OF TIME SERVED*                         DURING PAST FIVE YEARS*     DIRECTOR        HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS
Fred A. Deering              Vice Chairman of             Formerly, Chairmanof the Executive          47
1551 Larimer Street, #1701          the Board         Committee and Chairman of the Board of
Denver, Colorado                                   Security Life of Denver Insurance Company
                                               and Director of ING American Holdings Company
Age: 74                                              and First ING Life Insurance Company of
                                                     New York.  Formerly, Trustee of INVESCO
                                                                Global Health Sciences Fund.

Victor L. Andrews, Ph.D.            Director           Professor Emeritus, Chairman Emeritus         47           Director of The
34 Seawatch Drive                                     and Chairman and CFO of the Roundtable                Sheffield Funds, Inc.
Savannah, Georgia                                    of the Department of Finance of Georgia
                                                     State University; and President Andrews
Age: 72                                        Financial Associates, Inc. (consulting firm).
                                                    Formerly, member of the faculties of the
                                                            Harvard Business School; and the
                                                          Sloan School of Management of MIT.

Bob R. Baker                                Director Consultant (2000 to Present). Formerly,        47
37 Castle Pines Dr. N.                                 President and Chief Executive Officer
Castle Rock, Colorado                                  (1988 to 2000) of AMC Cancer Research
                                               Center, Denver, Colorado; (until Mid-December
Age: 65                                          (1988), Vice Chairman of the Board of First
                                                  Columbia Financial Corporation, Englewood,
                                               Colorado; and formerly, Chairman of the Board
                                                        and Chief Executive Officer of First
                                                              Columbia Financial Corporation.

Lawrence H. Budner                  Director                     Trust Consultant. Formerly,       47
7608 Glen Albens Circle                                     Senior Vice President and Senior
Dallas, Texas                                              Trust Officer of InterFirst Bank,
                                                                              Dallas, Texas.
Age: 72

OTHER INFORMATION

UNAUDITED

                                                                                                 FUNDS IN
                      POSITION(S) HELD WITH                                                          FUND
                            COMPANY, TERM OF                                                      COMPLEX                   OTHER
                           OFFICE AND LENGTH                         PRINCIPAL OCCUPATION(S)  OVERSEEN BY           DIRECTORSHIPS
NAME, ADDRESS AND AGE        OF TIME SERVED*                         DURING PAST FIVE YEARS*     DIRECTOR        HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------

James T. Bunch                      Director         Principal and Founder of Green, Manning          47
3600 Republic Plaza             (since 2000)         & Bunch Ltd., Denver, Colorado (1988 to
370 Seventeenth Street                            Present); Director and Secretary of Green,
Denver, Colorado                              Manning & Bunch Securities, Inc.; and Director
                                              and Vice President of Western Golf Association
Age: 59                                             and Evans Scholars Foundation. Formerly,
                                                 General Counsel and Director of Boettcher &
                                                     Company Denver, Colorado; and formerly,
                                                     Chairman and Managing Partner of Davis,
                                                          Graham & Stubbs, Denver, Colorado.

Gerald J. Lewis                   Director          Chairman of Lawsuit Resolution Services,           47     Director of General
701 "B" Street                (since 2000)          San Diego, California (1987 to Present).                Chemical Group, Inc.,
Suite 2100                                                Formerly, Associate Justice of the                         Hampdon, New
San Diego, California                                       California Court of Appeals; and                   Hampshire (1996 to
                                                               of Counsel, Latham & Watkins,                Present). Director of
Age: 68                                                San Diego, California (1987 to 1997).                         Wheelabrator
                                                                                                              Technologies, Inc.;
                                                                                                          Fisher Scientific, Inc;
                                                                                                            Henley Manufacturing,
                                                                                                             Inc.; and California
                                                                                                         Coastal Properties, Inc.

John W. McIntyre                  Director     Retired. Trustee of Gables Residential Trust.          47
Piedmont Center Suite 100                              Trustee and Chairman of the J.M. Tull
Atlanta, Georgia                                   Charitable Foundation; Director of Kaiser
                                                    Foundation Health Plans of Georgia, Inc.
Age: 71                                              Formerly, Vice Chairman of the Board of
                                                      Directors of The Citizens and Southern
                                                   Corporation and Chairman of the Board and
                                                 Chief Executive Officer of The Citizens and
                                               Southern Georgia Corporation and The Citizens
                                               and Southern National Bank. Formerly, Trustee
                                                  of INVESCO Global Health Sciences Fund and
                                                     Trustee of Employee's Retirement System
                                                               of Georgia, Emory University.

Larry Soll, Ph.D.                 Director          Retired. Formerly, Chairman of the Board          47     Director of Synergen
2358 Sunshine Canyon Dr.      (since 1997)           (1987 to 1994), Chief Executive Officer                  since incorporation
Boulder, Colorado                                        (1982 to 1989 and 1993 to 1994) and                    in 1982; Director
                                                  President (1982 to 1989) of Synergen Inc.;              of Isis Pharmaceuticals,
Age: 60                                       and formerly, Trustee of INVESCO Global Health                                  Inc.
                                                                              Sciences Fund.

OTHER INFORMATION

UNAUDITED

                                                                                                 FUNDS IN
                      POSITION(S) HELD WITH                                                          FUND
                            COMPANY, TERM OF                                                      COMPLEX                   OTHER
                           OFFICE AND LENGTH                         PRINCIPAL OCCUPATION(S)  OVERSEEN BY           DIRECTORSHIPS
NAME, ADDRESS AND AGE        OF TIME SERVED*                         DURING PAST FIVE YEARS*     DIRECTOR        HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson    President (1998-2001);       Chief Executive Officer, Managed Products           47         Chairman of the
4350 South Monaco            Chief Executive       Division, AMVESCAP PLC (2001 to Present);                     Board of INVESCO
Street               Officer (1998-Present);           Chief Executive Officer INVESCO Funds                    Funds Group, Inc.
Denver, Colorado             and Chairman of     Group, Inc.; and Chief Executive Officer of                          and INVESCO
                      the Board (since 1999)            INVESCO Distributors, Inc. Formerly,                   Distributors, Inc.
Age: 51                                              President of INVESCO Funds Group, Inc.,
                                                    President of INVESCO Distributors, Inc.,
                                                     Chief Operating Officer and Chairman of
                                                 the Board of INVESCO Global Health Sciences
                                                  Fund; Chairman and Chief Executive Officer
                                                 of NationsBanc Advisors, Inc., and Chairman
                                                            of NationsBanc Investments, Inc.



Raymond R. Cunningham         Vice President           President and Chief Operating Officer           47     Director of INVESCO
4350 South Monaco Street        and Director         of INVESCO Funds Group, Inc.; President                    Funds Group, Inc.
Denver, Colorado                (since 2001)                   of INVESCO Distributors, Inc.                          and INVESCO
                                                          Formerly, Senior Vice President of                   Distributors, Inc.
Age: 51                                                INVESCO Funds Group, Inc., and Senior
                                                         Vice President of GT Global - North
                                                                     America (1992 to 1998).

Richard W. Healey              Director               Senior Vice President of INVESCO Funds           46     Director of INVESCO
4350 South Monaco Street       (since 2000)            Group, Inc.; Senior Vice President of                    Funds Group, Inc.
Denver, Colorado                                        INVESCO Distributors, Inc. Formerly,                          and INVESCO
                                                                 Senior Vice President of GT                   Distributors, Inc.
                                                                      Global - North America
Age: 47                                                (1996 to 1998) and The Boston Company
                                                                             (1993 to 1996).

OTHER INFORMATION

UNAUDITED

                                                                                                 FUNDS IN
                      POSITION(S) HELD WITH                                                          FUND
                            COMPANY, TERM OF                                                      COMPLEX                   OTHER
                           OFFICE AND LENGTH                         PRINCIPAL OCCUPATION(S)  OVERSEEN BY           DIRECTORSHIPS
NAME, ADDRESS AND AGE        OF TIME SERVED*                         DURING PAST FIVE YEARS*     DIRECTOR        HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------

Glen A. Payne                      Secretary      Senior Vice President, General Counsel and
4350 South Monaco Street                             Secretary of INVESCO Funds Group, Inc.;
Denver, Colorado                                        Senior Vice President, Secretary and
                                                    General Counsel of INVESCO Distributors,
Age: 54                                           Inc. Formerly, Secretary of INVESCO Global
                                                    Health Sciences Fund; General Counsel of
                                                   INVESCO Trust Company (1989 to 1998); and
                                                       employee of a U.S. regulatory agency,
                                                            Washington, D.C. (1973 to 1989).

Ronald L. Grooms           Chief  Accounting            Senior Vice President, and Treasurer                  Director of INVESCO
4350 South Monaco Street     Officer,  Chief         INVESCO  Funds Group,  Inc.; and Senior                    Funds Group, Inc.
Denver, Colorado           Financial Officer        Vice President  and Treasurer of INVESCO                          and INVESCO
                               and Treasurer      Distributors, Inc. Formerly, Treasurer and                   Distributors, Inc.
Age: 55                                          Principal Financial and Accounting Officer
                                                     of INVESCO Global Health Sciences Fund;
                                                  and Senior Vice President and Treasurer of
                                                       INVESCO Trust Company (1988 to 1998).

William J. Galvin, Jr.   Assistant Secretary             Senior Vice President and Assistant                  Director of INVESCO
4350 South Monaco Street                            Secretary INVESCO Funds Group, Inc.; and                    Funds Group, Inc.
Denver, Colorado                                         Senior Vice President and Assistant                          and INVESCO
                                                        Secretary INVESCO Distributors, Inc.                   Distributors, Inc.
                                                                  Formerly, Trust Officer of
Age: 45                                                INVESCO Trust Company (1995 to 1998).

Pamela J. Piro           Assistant Treasurer       Vice President and Assistant Treasurer of
4350 South Monaco Street                            INVESCO Funds Group, Inc.; and Assistant
Denver, Colorado                                     Treasurer of INVESCO Distributors, Inc.
                                                          Formerly, Assistant Vice President
Age: 41                                                                      (1996 to 1997).

Tane T. Tyler            Assistant Secretary            Vice President and Assistant General
4350 South Monaco Street        (since 2002)            Counsel of INVESCO Funds Group, Inc.
Denver, Colorado

Age: 36

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

[INVESCO ICON]  INVESCO(R)

1-800-525-8085

Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc., (SM)  Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.












AAW    9340     7/02